SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549


                                  FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
Post-Effective Amendment No.  11                            [X]
                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT CO ACT OF 1940  [X]
Amendment No. 11                                            [X]




                               THE ELITE GROUP

            1325-4th Avenue, Suite 2144, Seattle, Washington 98101

                                (206) 624-5863



                              AGENT FOR SERVICE:

                             Richard S. McCormick
             1325-4th Avenue, Suite 2144, Seattle Washington 98101




It is proposed that this filing will become effective (check appropriate box):
[   ]  immediately  upon filing  pursuant to paragraph  (b)
[ X ]  on January 2, 1998 pursuant to paragraph (b)
       -------------------------
[   ]  60 days after filing pursuant to paragraph (a)(i)
[   ]  on                     pursuant to paragraph (a)(i)
          -------------------
[   ]  75 days  after  filing  pursuant  to  paragraph  (a)(ii)
[   ]  on  __________ pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
[   ]  this  post-effective  amendment  designates  a  new  effective  date for a previously filed post-effective amendment.










PROSPECTUS                                                     January 2, 1998


                                THE ELITE GROUP

                                  INCOME FUND
                             GROWTH & INCOME FUND


                        INVESTOR INFORMATION DEPARTMENT

                          1325 4th Avenue, Suite 2144
                           Seattle, Washington 98101

                           1-800-423-1068 Toll-Free
                       1-206-624-5863 Local Seattle Area


                      INVESTMENT OBJECTIVES AND POLICIES

The Elite Group (the "Trust") offers investors two portfolios ("Funds") from which to choose. Investors may "switch" between these Funds as they perceive market conditions warrant.

The Elite Income Fund -- for investors desiring to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.

The Elite Growth & Income Fund -- for investors desiring to maximize total returns (capital growth plus current income) through an aggressive approach to the equity and debt securities markets.

                              TO OPEN AN ACCOUNT

Simply complete the Account Application Form accompanying the Prospectus. Each Fund's minimum initial investment is $10,000 ($1,000 for investors using the Automatic Investment Plan and for Individual Retirement Accounts). The Funds are true "NO LOAD" funds, which means that there are no sales, redemption or "hidden" charges whatsoever. If you need assistance, please call the numbers shown above.

                             ABOUT THIS PROSPECTUS

This Prospectus is designed to set forth concisely the information you should know about the Elite Group before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Elite Group has been filed with the Securities and Exchange Commission. Such Statement is dated January 2, 1998, and is incorporated in its entirety by reference into this Prospectus. It may be obtained, without charge, by writing to The Elite Group or by calling the numbers shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Table of Contents


            Highlights                                          1
            Synopsis of Costs and Expenses......................2
            Financial Highlights                                2
            The Trust                                           4
            Investment Objectives and Policies                  4
            Other Fund Information                              6
            Investment Limitations                              8
            How to Invest                                       8
            How to Sell Shares                                 10
            Exchange Privilege                                 12
            Other Shareholder Services                         12
            How Net Asset Value is Determined                  13
            Dividends, Capital Gain Distributions and Taxes    13
            Management                                         14
            Voting                                             15
            Operation                                          15

                                 HIGHLIGHTS


  The Elite Income Fund attempts to achieve its objectives (see the cover page) by investing principally in U.S. Government obligations and Investment Grade corporate debt securities, including those having equity conversion privileges. There are other permitted investments, including equity securities, short-term cash equivalents and lower-rated debt securities ("junk bonds"). The Fund may, during times when the Investment Manager believes the Fund's investment portfolio would be subject to a significant market risk, hold cash and short-term securities without percentage limitation. You should buy shares of this Fund if you wish to maximize income, principally from fixed-income securities, and are willing to accept the risks of owning a diversified portfolio of the debt securities the Fund intends to hold. A substantial portion of your returns will be in the form of dividends paid to you from the interest earnings of the Fund. See "Investment Objectives and Policies."

  The Elite Growth & Income Fund attempts to achieve its investment objective (see the cover page) by investing principally in equity securities and Investment Grade debt securities. The Fund's aggressive policies also permit purchasing and selling options, purchasing options on stock indices and investing in warrants and short-term securities. See "Investment Objectives and Policies" for information about these policies. For temporary defensive or emergency purposes, the Fund may be completely invested in short-term securities. You should buy shares of this Fund if you wish to maximize total return without regard to the nature of that income (current income or capital gains) and are able to sustain the risk of the aggressive investment policies pursued by the Fund.

  There can be no guarantee that either Fund's investment objective will be achieved, and neither Fund is designed to be a complete investment program. Therefore, the Funds are not suitable for all investors. To protect against certain risks, each Fund is subject to certain investment limitations which may not be changed without approval of the shareholders. See "Investment Limitations."

  The Investment Manager is McCormick Capital Management, Inc. The Investment Manager's compensation, net of expense reimbursements, was 1% from the Growth & Income Fund and 0.70% from the Income Fund during the last full fiscal year, based upon each Fund's daily average net assets. For more information about fees and expense reimbursements, see "Synopsis of Costs and Expenses," "Management" and "Operation".

  Investing in and Redeeming Shares. Purchase and redemption is handled by the Funds' transfer agent at the net asset value next determined after receipt of your order or instructions. The minimum initial purchase in either Fund is $10,000 ($1,000 for investors using the Automatic Investment Plan and for Individual Retirement Accounts). There is no minimum for additional purchases. Please see "How to Invest" and "How to Sell Shares" for details. See "Exchange Privilege" and "Other Shareholder Services" for other services offered to shareholders.

  Net Asset Value. The total of a Fund's assets, valued at current fair market value, less its liabilities, divided by the number of shares outstanding, is the net asset value per share. It is determined each business day. See "How Net Asset Value is Determined."

                        SYNOPSIS OF COSTS AND EXPENSES



                       Shareholder Transaction Expenses

                                     NONE


                        Annual Fund Operating Expenses
                       (As a percentage of net assets)

                                             Elite Growth               Elite
                                             & Income Fund          Income Fund
              Management Fees                    1.00%                   0.70%
                Other Expenses
               (after reduction of expenses)     0.27%                   0.26%
             Total Fund Operating Expenses
               (after reduction of expenses)     1.27%                   0.96%

EXAMPLE: You would pay the following expenses on a $1,000 investment in a Fund, assuming 5% annual return, whether or not you redeem at the end of each time period:

                                      1 Year   3 Years  5 Years 10 Years
                                      ------   -------  ------- --------
        Growth & Income Fund            $13      $40      $70     $153
        Income Fund                      10       31       53      118

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in either the Growth & Income Fund or the Income Fund will bear directly or indirectly. Neither Fund imposes fees for purchases, redemptions or exchanges. "Other Expenses" and "Total Fund Operating Expenses" of the Elite Growth & Income Fund would have been 0.30% and 1.30%, respectively, if fees paid through a directed brokerage arrangement were included. "Other Expenses" and "Total Fund Operating Expenses" of the Elite Income Fund prior to expense reimbursement by the Investment Manager were 0.38% and 1.08%, respectively. See "Operation", page 15, for more information about the fees and costs of operating the Funds. The example shown should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.



                             FINANCIAL HIGHLIGHTS


      The per share data on the following page for the Elite Growth & Income Fund and the Elite Income Fund for the most recent five years have been audited by Tait, Weller & Baker, independent accountants, whose Report appears in the Annual Report to Shareholders, which is incorporated herein by reference and may be obtained without charge from the Fund.

                        The Elite  Growth & Income Fund For a share  outstanding
                throughout each period

Years ended         1997        1996        1995        1994        1993      1992        1991        1990        1989         1988
September 30,
--------------------------------------------------------------------------------
Net asset value,   $20.55      $16.64       $15.29     $14.44      $13.07    $12.52      $9.71       $12.07       $9.44       11.37
beginning of year
--------------------------------------------------------------------------------
Income from
investment
operations:           .29         .11          .18        .11         .10       .12        .16          .12         .13         .16
  Net investment
income               6.15        3.92         2.52       1.56        1.65       .81       2.91        (1.41)       2.73       (1.31)
  Net gains or
losses on
securities
    (both realized
and unrealized)
--------------------------------------------------------------------------------
Total from           6.44        4.03         2.70       1.67        1.75       .93       3.07        (1.29)       2.86       (1.15)
investment
operations
--------------------------------------------------------------------------------
Less distributions:
  Dividends from
net investment      (.29)       (.12)         (.18)     (.10)        (.09)     (.11)      (.14)        (.21)       (.23)       (.19)
    income         (4.45)        ---         (1.17)     (.72)        (.29)     (.27)      (.12)        (.86)        ---        (.59)
  Distributions
from capital gains
--------------------------------------------------------------------------------
Total distributions(4.74)      (.12)         (1.35)     (.82)        (.38)     (.38)      (.26)       (1.07)       (.23)       (.78)
--------------------------------------------------------------------------------
Net asset value,   $22.25     $20.55         $16.64    $15.29       $14.44     $13.07     $12.52       $9.71       $12.07     $9.44
end of year
================================================================================
Total Return       34.66%     24.26%         19.92%    11.80%       13.54%     7.50%      31.93%     (11.92%)      30.78%    (8.87%)

Ratios/Supplemental Data:
Net assets, end
of year (in 000's)  $67,719  $44,799      $31,182     $25,380      $17,989    $12,673      $8,878    $4,222        $3,798    $2,229
Ratio of expenses
to average net
assets              1.30%*     1.33%         1.42%*     1.42%         1.36%     1.37%       1.64%      1.84%         1.96%    2.00%

Ratio of net
investment income
to average net
assets              1.41%      0.61%         1.18%      0.73%         0.69%     0.91%       1.33%      1.04%         1.26%    1.74%

Portfolio turnover
rate              115.80%    156.93%       137.56%    153.34%       172.00%   168.01%     175.53%    248.27%       211.05    203.62%

Average brokerage
commissions(1)     $.0582      $.0600

                              The Elite Income Fund
                 For a share outstanding throughout each period

Years ended         1997        1996        1995        1994        1993        1992        1991        1990        1989       1988
September 30,
--------------------------------------------------------------------------------
Net asset value,   $9.73       $10.03      $9.48       $10.61      $10.28      $10.08      $9.55        $9.63      $9.67      $9.44
beginning of year
--------------------------------------------------------------------------------
Income from
investment
operations:
Net investment
income               .60          .60        .62          .61         .59         .61        .65          .69        .70        .76
Net gains or
losses on
securities
(both
realized and
unrealized)          .27         (.23)       .54        (1.03)        .35         .23        .53         (.05)       .14        .17
--------------------------------------------------------------------------------
Total from
investment
operations           .87          .37       1.16         (.42)        .94         .84       1.18          .64        .84        .93
--------------------------------------------------------------------------------
Less distributions:
Dividends from
net investment
income              (.60)        (.62)      (.61)        (.61)       (.58)       (.61)      (.65)        (.69)      (.88)      (.69)
Distributions
from capital gains   --          (.05)        --         (.10)       (.03)       (.03)       ---         (.03)       ---       (.01)
--------------------------------------------------------------------------------
Total distributions (.60)        (.67)      (.61)        (.71)       (.61)       (.64)      (.65)        (.72)      (.88)      (.70)
--------------------------------------------------------------------------------
Net asset value,    $10.00      $9.73      $10.03       $9.48      $10.61      $10.28     $10.08        $9.55      $9.63      $9.67
end of year
================================================================================
Total Return         9.20%       3.79%      12.56      (4.07%)      9.41%       8.67%      12.70%        6.94%      9.20%     0.27%

Ratios/Supplemental
Data:
Net assets, end of  $16,312     $12,618    $12,366     $11,505    $11,751      $10,090     $6,957        $3,302    $2,559    $1,443
year (in 000's)
Ratio of expenses
to average
 net assets         0.96%         1.00%     1.12%*       1.11%      1.02%        0.98%      1.21%         0.88%     0.47%     0.37%
Ratio of net
investment income
to average net
assets              6.01%         6.01%     6.34%        5.98%      5.66%        6.03%      6.48%         7.07%     7.21%     7.23%
Portfolio turnover
rate               37.60%        43.37%    42.24%       40.88%     73.26%       21.83%     17.79%        30.91%    23.79%     0.00%

(1) Not required information prior to 1996. * Ratio reflects fees paid through a directed brokerage arrangement. Expense ratios for 1994 - 1988 exclude these payments. The Growth & Income Fund paid no fees through a directed brokerage arrangement for 1996. The expense ratios for 1997 and 1995 after reduction of fees paid through the directed brokerage arrangement were 1.27% and 1.35%, respectively, for The Growth & Income Fund . The Income Fund paid no fees through a directed brokerage arrangement for 1997 or 1996. Expense ratio for 1995, after reduction of fees paid through the directed brokerage arrangement, was 1.08% for the Income Fund.
                                   THE TRUST


   The Elite Group (the "Trust") is an open-end, diversified, management investment company, commonly known as a "mutual fund". Organized in 1986 as a Massachusetts business trust, it currently offers two series of portfolios (herein called "Funds"). Each Fund of the Trust is diversified and hereby are shares of the Elite Income Fund and the Elite Growth & Income Fund. operates much like a separate mutual fund, having its own investment objective and policies. The securities offered
   You may choose one or both of the Funds in which to invest. Proceeds from the sale of shares of each Fund will be invested in accordance with the Fund's investment objective and policies. Each shareholder is entitled to his pro rata share of all dividends and distributions arising from the assets of the Fund(s) in which shares are owned.






                       INVESTMENT OBJECTIVES AND POLICIES


                              The Elite Income Fund

   The Elite Income Fund ("Income Fund") seeks to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.
   Consistent with this objective, the Fund will invest in equity and debt securities having various risk attributes. Generally, debt securities will range from the higher quality investment grades to the higher yielding medium and lower quality grades. Lower quality debt securities have speculative characteristics or are speculative. See "Credit Analysis", page 6, for additional information on the quality ratings of fixed income obligations. Because the Fund will be investing principally in interest sensitive securities, the value of the Fund's assets (and therefore, the net asset value per share)
can be expected to vary inversely with interest rates; as interest rates fall the value of the Fund's assets will rise, and conversely, as interest rates rise the value of the Fund's assets will fall. The Investment Manager will seek to reduce risk through diversification, credit analysis, analysis of current trends in interest rates and other factors. Growth of capital may be considered a factor in security selection, but only when consistent with the objective of high income.
   Management will seek to achieve the Fund's objective, under normal conditions, by investing at least 70% of the Fund's total assets in:
      n  U.S. Government obligations; and
      n Corporate debt securities of "Investment Grade"--those enjoying one of the four highest quality ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P")--including those which have equity conversion privileges.
   Other Investments may include:
      n Corporate debt securities rated lower than Investment Grade, but no lower than Moody's Ca or S&P's CC (or non-rated obligations believed by the Investment Manager to be of comparable quality), including those with equity conversion privileges (but such securities will be limited to 5% of the Fund's total assets);
      n  Preferred  stocks,  including  those  which  have  equity  conversion privileges;
      n Common stocks which, at the time of purchase, have a dividend yield higher than that of the average yield of the stocks comprising the S&P 500 Index (such common stocks may include those which normally carry higher than average yields, such as utility stocks, and may also include special situations).
      n Foreign securities which, if debt obligations, are believed by the Investment Manager to be Investment Grade equivalent (however, foreign securities not denominated in U.S. dollars and traded in U.S. securities markets will not exceed 5% of the Fund's total assets); and
      n Short-term securities, including repurchase agreements and money market mutual funds. (Please see "Cash Reserves," page 6.)
There is no predetermined allocation of security types. Rather the Investment Manager will allocate investments based primarily upon obtaining the highest current income return. See "Other Fund Information," page 6, for definitions and additional policies.

                         The Elite Growth & Income Fund

   The Elite Growth & Income Fund ("Growth & Income Fund") seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total return means any combination of capital growth and current income.
   In order to achieve this objective, the Investment Manager is granted considerable discretion and latitude in determining the Fund's portfolio mix and the extent to which options and other investment strategies will be employed. Economic, market and other conditions may favor certain investment types or strategies. For example, certain market cycles offer the best total return in utility stocks while small growth companies out-perform large capitalization stocks in other cycles. Best total return is the Fund's objective. Therefore, depending upon the Fund's current strategy, current income received from dividends and interest on portfolio securities may be significant or it may be very little.
    In seeking to achieve the Fund's objective, the following types of securities would, under normal conditions, comprise at least 65% of the Fund's total assets:
      n Common stocks, or securities convertible into common stocks; n Preferred stocks; and n Corporate debt securities of Investment Grade--those enjoying one of the four highest grades assigned by Moody's or S&P.
   Other investments may include:
      n Foreign securities not denominated in U.S. dollars and not publicly traded in the U.S., but only up to 5% of the Fund's total assets (American Depository Receipts "ADR's" are not considered for this purpose to be foreign securities);
      n Options on stocks and stock indices, which may include purchasing as well as writing options, but with limitations described herein;
      n  Warrants, up to 5% of the Fund's net assets; and
         Short-term securities, including repurchase agreements (but see "Cash Reserves," page 6).
   There is no predetermined allocation of security types. Debt securities rated lower than A may possess speculative characteristics. See "Credit Analysis," page 6, for more information on quality grades. The Investment Manager may allocate investments based upon its judgment of all relevant factors, consistent with the Fund's investment objective. The Investment Manager seeks to identify issuers that, for a variety of reasons, may be out of favor with the investment community but which, in the Investment Manager's judgment, offer excellent prospects for capital gain or above average income. Examples of criteria which would be considered favorable for prospective Fund investment are lower than average price-to-earnings ratio, higher than average yield (or an indication that, in the Manager's judgment, a higher yield is likely in the near future), lower price-to-book value ratio and current pricing at the low end of a security's historic trading range. See "Other Fund Information", page 6, for definitions and additional policies. The Fund generally will not trade actively for short-term profits, but may at times select securities for short-term investment when such action is believed by management to be desirable in light of the Fund's investment objective, and consistent with sound investment practice. The Fund's approach to investing assumes commensurately high investment risk in its security selection which it seeks to moderate to some extent through diversification. The value of an investment in the Fund can be expected to fluctuate in accordance with the market value of its portfolio investments. The investor is not protected against loss in value in a declining market and will incur a loss if he terminates his investment and redeems his interest when his pro rata share of the Fund's assets is less than his cost.

Options

   The Growth and Income Fund (but not the Income Fund) may purchase options and may sell (write) covered options on stocks and stock indices, only if listed on an Exchange or NASDAQ. The Fund uses options in an attempt to increase its total return and to protect Fund assets from anticipated adverse market action. The risk to the Fund in purchasing an option is limited to the cost of the option, called the premium. If the option is never exercised by the Fund, the cost of the premium is totally lost. In return for the premium it receives on the sale of a covered call option, the Fund, during the option period, gives up its opportunity for profit from an increase in the value of the underlying security above the exercise price, but retains a risk of loss from a price decline. The Fund's gain on the sale of a covered put option is limited to the premium received plus interest earned on its deposit, while its risk is not less than the exercise price of the option reduced by the current market price of the underlying security when the put is exercised. Because the use of options involves the assumption of investment risk beyond that normally associated with the direct ownership of securities alone, the Fund has adopted policies limiting its activities in utilizing options. These policies, designed to limit risk exposure, and additional information about the Fund's use of options, are discussed in the Statement of Additional Information.


                             OTHER FUND INFORMATION


   Credit Analysis. The Growth & Income Fund and the Income Fund may invest in "Investment Grade" corporate debt obligations--those rated no lower than Baa by Moody's or BBB by S&P. The Income Fund may invest no more than 5% of its total assets in lower-rated obligations (so-called "Junk Bonds"), but no lower than Moody's Ca or S&P's CC. Junk Bonds range in quality from those having some speculative characteristics to those which must be regarded as primarily speculative. Bonds rated BBB or Baa have the least degree, and those rated Ca or CC the greatest degree, of speculation. Junk Bonds generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market value tend to fluctuate more because investors, generally, perceive the issuers of lower-rated and unrated securities to be less credit worthy. In selecting debt securities for the Funds, the investment manager will perform its own credit analysis of each issuer and issue, in addition to relying on ratings assigned by recognized rating services (Moody's and S&P). Ratings are indications of investment quality, but do not reflect the "fine shadings of risks" among the various bonds. Therefore, two bonds identically rated are unlikely to be precisely the same in investment quality. The Investment Manager's credit analysis is intended to identify those bonds within a credit rating which represent improving financial situations and, therefore, represent less risk. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. For a further discussion of the implications of investment in Junk Bonds and a description of the ratings issued by Moody's and S&P, please see the Appendix in the Statement of Additional Information.

   Cash Reserves. Each Fund may hold short-term cash reserves and short-term securities, including repurchase agreements and money market funds ("Money Market Funds," for this purpose means investment companies investing principally in money market instruments maturing within one year) without percentage limitations, if the Investment Manager believes that it is advisable for temporary defensive or emergency purposes. Repurchase agreements and Money Market Funds, however, if utilized at all, will each comprise no more than 5% of a Fund's net assets (taken at cost at the time of acquisition).

   U.S. Government Obligations. Each Fund may purchase (a) direct obligations of the United States Government such as bills, notes and bonds issued by the United States Treasury; (b) obligations of United States Government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury such as securities of the Government National Mortgage Association ("GNMA") or the Export-Import Bank (c) obligations which are secured by the right of the issuer to borrow from the treasury, such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association; and (d) obligations which are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). While each Fund reserves the right to do so in the future, each presently intends to limit its direct investment in mortgage pass-through certificates (GNMA's, FNMA's, and FHLMC's) to no more than 5% of its total assets. Direct investment does not include the ownership of such securities through repurchase agreement transactions. Shareholders would be notified and a prospectus amended prior to implementing a change in this policy.

   Short-Term Securities. Each Fund may purchase commercial paper, bank certificates of deposit or bankers' acceptances. Investment in bank certificates of deposit and bankers' acceptances will be limited to those instruments issued by domestic banks which have total assets at the time of investment in excess of $1 billion and are members of the Federal Reserve System or such securities which may be issued by holding companies of such banks. The commercial paper purchased by the Fund will consist only of (a) obligations rated Prime-1 by Moody's or A-1 by Standards & Poor's; or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or by Standard & Poor's. See "Credit Analysis", page 6.

   Lending of Securities. Each Fund may lend its investment securities (up to 33% of its total assets) to qualified brokers, dealers, banks or other financial organizations for the purpose of realizing additional income.

   Restricted and Other Illiquid Securities. Each Fund reserves the right to invest, from time to time, in restricted and other illiquid securities for the purpose of enhancing the income or growth potential of its portfolio. Restricted securities are those which would require registration under the Securities Act of 1933 prior to sale.

   Securities of Unseasoned Issuers. Each Fund may invest up to 5% of the Fund's total assets (at the time of investment) in the securities of unseasoned issuers. An unseasoned issuer is one which, together with its predecessors, has been in business for less than three years. Notwithstanding this, if a debt issuer's security has been guaranteed by an organization in business for more than three years, that security shall not be considered "unseasoned".

   Special Situations. Each Fund may invest no more than 5% of its total assets in "special situations;" that is, equity or debt securities which may be affected by particular developments unrelated to general market trends. Management changes, merger possibilities, bankruptcies and new products or inventions represent some examples of special situations the Fund may seek to benefit from.

   Leverage.   The   Growth  &  Income   Fund's   policies   permit  it  to  use
leverage--borrowing from banks to purchase or carry portfolio securities. The Fund has not employed leverage in the past and has no present intention of doing so. Should the Fund determine to utilize leverage in the future, the Prospectus would be amended and shareholders would be provided 60 day's written notice prior to implementing such use.

   Portfolio Turnover. Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and there are no restrictions when the Investment Manager believes that portfolio changes are appropriate. During the fiscal years ended September 30, 1997 and 1996, portfolio turnover for the Income Fund was 37.60% and 43.37%, respectively. For the same fiscal periods, portfolio turnover for the Growth and Income Fund was 115.80% and 156.93%, respectively. It is anticipated that the annual portfolio turnover rate for the Income Fund will generally not exceed 100%. Portfolio turnover of the Growth & Income Fund can be expected to range between 100% and 300%. The volatility of the stock market together with the Growth & Income's investment policies (including use of options) may involve selling portfolio holdings within six months of their purchase. As a result, the Fund's brokerage costs may be higher than those of many other investment companies. A 100% turnover rate could occur, for example, if all of the securities in a Fund are replaced within a period of one year.

   Fixed income securities will be purchased and sold primarily in response to their appropriateness in meeting each Fund's investment objective. The Funds may engage in short-term trading but only when it is appropriate to do so in attempting to achieve a Fund's investment objective. In response to changing conditions in fixed income markets, the Income Fund, and to some extent the Growth & Income Fund, will make modest shifts in terms of anticipated interest rate and sector spread changes. Individual issues will not be purchased or sold for short-term gain, but only in light of changing investment fundamentals or anticipated changes in income.







                             INVESTMENT LIMITATIONS


   The investment objectives and policies of both Funds may be changed at any time without shareholder approval, although shareholders will be notified in writing, beforehand, of any material change and the Prospectus will be supplemented. Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Fund will not:
   (1)Invest more than 5% of the value of its total assets in the securities of any single issuer;
   (2)Purchase more than 10% of the voting securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;
   (3)Invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than 3 years (including predecessors);
   (4)Invest 25% or more of its total assets in any one industry or group of industries, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry) and will not be considered a group of industries for this purpose;
   (5)Invest more than 10% of its net assets in restricted and other illiquid securities; and
   (6)Purchase securities for the purpose of exercising control or management over the company issuing the securities.
   The investment limitations described here and in the Statement of Additional Information may be changed for a Fund only with the approval of the holders of a majority of the shares of that Fund.



                                  HOW TO INVEST


   Payment for shares purchased should accompany the Account Application or funds should be wired to our Transfer Agent as described herein. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable, in U.S. dollars, to "The Elite Group" (to "Semper Trust Company" for IRA accounts). Assistance in opening an account may be obtained from The Elite Group at the address and phone numbers shown on the cover.
   The Funds are distributed on a "NO LOAD" basis, which means that there no sales commissions or other distribution charges deducted from your investment and 100% of your investment is used to purchase shares at our net asset value next determined after your order is received. If it is more convenient for you, you may invest through a broker-dealer, who may charge you a fee for its services.
   To open an Individual Retirement Account (initial minimum investment of $1,000) or to start a corporate or self-employed retirement account in either Fund a separate application must be used. Please call The Elite Group for details.
   As a condition of the offering, if an order to purchase shares is canceled due to nonpayment (for example on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a fund by reason of such cancellation, and if such person is a shareholder, the Fund shall have the authority as Agent of the shareholder to redeem shares in his account at their then-current net asset value per share to reimburse the Trust for the loss incurred. Investors whose purchase orders have been canceled due to nonpayment may be prohibited from placing future orders.

By Mail

   Please complete and sign the Account Application Form, enclose your check made payable to The Elite Group and mail it to our Transfer Agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. However, as a convenience, if you wish to mail or deliver the new account applications and check to our Seattle office, we will forward the material to our Transfer Agent. Your check and application do not become effective until they are processed by the Transfer Agent. The initial minimum investment is $10,000 for either Fund ($1,000 for investors using the Automatic Investment
Plan).

By Wire

   Please first call toll-free at 1-800-441-6580 to advise the Transfer Agent of your investment and to receive an account number. Failure to call first could result in your investment being delayed or lost. Immediately after wiring your investment, complete and send the Account Application Form to FPS Services, Inc, P.O. Box 61503, King of Prussia, PA 19406-0903 so we will have all the information needed for your account. Your investment wire ($3,000 minimum) should be wired by your bank to:
                                   United Missouri Bank KC NA
                                   ABA Number 10-10-00695
                                   Attn: Fund Plan Services, Inc.
                                    A/C 98-7037-071-9
                                   (Name of Fund)
                                   For the account of   (investor's name(s))
                                   Account No. ___________________________

Additional Investments

   You may add to your account at any time by purchasing shares at the then current net asset value by mail or by wire (minimum wire investment $3,000). Follow the instructions shown above. It is very important that the name of the Fund and your account number be specified in the letter or wire to assure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Transfer Agent, toll-free at 1-800-441-6580. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement.

Stock Certificates

   Certificates will not be issued for your shares unless requested. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you may incur delay and expense in replacing it.




                               HOW TO SELL SHARES


   Shares of either Fund may be redeemed by mail or telephone. There is no charge for redemptions; consequently you receive actual net asset value for your shares without any charge or penalty. A redemption, however, may be more or less than the purchase price of your shares depending on the market value of the particular Fund's portfolio securities at the time of your redemption. You may, if it is more convenient for you, redeem your shares through a broker-dealer who may charge you a fee for its services. Your redemption proceeds will ordinarily be sent to you within seven days after receipt of your redemption request. The Fund may suspend the right of redemption or postpone the date at times when the New York Stock Exchange is closed, or under any emergency circumstances as may be determined by the Securities and Exchange Commission.
   Although the Board of Trustees has the right to impose a redemption fee of up to 2% of the net asset value of shares being redeemed, no such redemption fee is presently being imposed. Shareholders would be provided at least 60 days written notice prior to instituting such a fee. The Board of Trustees reserves the right to redeem any account having a net asset value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account net asset value up to $10,000 or more during the notice period, the account will not be redeemed. Shareholder accounts which were established prior to January 2, 1998, are subject to a lower minimum account value as specified in the Statement of Additional Information.
   If you are uncertain of the requirements for redemption, please contact The Elite Group for assistance.

By Mail

   Shares may be redeemed at the net asset value next determined after your redemption request is received in "Good Order." Your request should be addressed to the Transfer Agent, FPS Services, Inc, P.O. Box 61503, King of Prussia, PA 19406-0903. "Good Order" means the request for redemption must include:
   (a)   your share certificates, if issued;
   (b)your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
   (c)any required  signature  guarantees (see "Signature  Guarantees" page 11);
      and
   (d)other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.
   Payments to investors redeeming shares which were purchased by check will not be made until the Transfer Agent can verify that the payment(s) for the purchase have been, or will be collected. It will normally take up to three days to clear local personal or corporate checks and up to seven days to clear other personal or corporate checks.

By Telephone

   Authorizing the Telephone Redemption Privilege. You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Fund and the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) to mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Fund) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Telephone Redemption Authorization Form with signature(s) guaranteed (see "Signature Guarantees," below). Further documentation may be requested from corporations, executors, administrators, trustees and guardians. There is no charge for establishing or using this privilege. You may cancel the privilege at any time by telephone or letter.

   Using the Telephone Redemption Privilege. Once you have authorized the Telephone Redemption Privilege, you may redeem shares by calling the Transfer Agent at 1-800-441-6580. The Transfer Agent will employ reasonable procedures to confirm the identity of shareholders using the privilege and a written confirmation of the transaction will be sent to the shareholder's address of record. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent.

   Telephone Redemption Factors to Consider. Redeeming by Telephone is a convenient service enjoyed by many shareholders. There are important factors to consider before activating the privilege, however. The Funds and the Transfer Agent believe that the foregoing procedures it has established for telephone redemptions reasonably protect shareholders from fraudulent transactions. Shareholders should be aware of the Funds' policy that, provided the Fund follows such procedures, neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Trust reserves the right to restrict or cancel telephone redemption privileges, or to modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so.
   You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the Transfer Agent's books for less than 15 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described under "How to Sell Shares," above.

Signature Guarantees

   To protect your account, The Elite Group and those who administer The Elite Group from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for (1) all mail order redemptions, (2) change of registration requests, and (3) requests to establish or change telephone redemption service other than through your initial account application. Signature guarantees must appear either (a) on the written request for redemption, or (b) on a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Transfer Agent are also being redeemed, on the letter or stock power.
   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities and Exchange Act. Eligible Guarantor Institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.








                               EXCHANGE PRIVILEGE


   Shareholders may exchange their shares in amounts worth $1,000 or more for shares of either Fund in The Elite Group. An Exchange Privilege Authorization From must have been completed and on file with the Transfer Agent, FPS Services, Inc. in advance. To make an exchange, simply call the transfer Agent at 1-800-441-6580 before the close of trading of the New York Stock Exchange (currently 4:00 p.m. New York City Time). Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, with notice to shareholders, should the Trustees determine that it would be in the best interest of our shareholders to do so. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes.



                           OTHER SHAREHOLDER SERVICES


   Automatic Investment Plan enables an automatic monthly or quarterly deduction (minimum of $100) from your checking account, the proceeds of which are used to purchase shares of the Elite Fund of your choice. To use this service, you authorize the Funds' Transfer Agent to draw a check on your bank (or other financial institution which is a member of the Automated Clearing House system checking account. There is currently no fee for this service. An application may be obtained by calling Elite Group.

   Systematic Withdrawal Plan provides for regular monthly or quarterly checks to be sent to you (or your designee). Shareholders owning shares of any Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares either monthly or quarterly in order to make the payments requested. Share certificates for the shares being redeemed must be held by the Transfer Agent. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature
Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund to which the redemption applies. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Transfer Agent or a Fund upon thirty day's written notice or by a shareholder upon written notice to the Fund or its Transfer Agent. Applications and further details may be obtained by writing or calling The Elite Group.

   IRA and Other Retirement Plans are offered to enable shareholders to set aside tax-deferred investments in the Fund. Please call the Elite Group for information and an application.

   Toll-Free Information Lines are available 24 hours-a-day, every day of the year. During business hours, friendly, experienced personnel answer your questions, solve problems and provide prices. After hours, current quotes are provided on tape and you may leave messages for our service personnel, which will be addressed the next business day. The local Seattle number is 1-206-624-5863, and the toll-free number is 1-800-423-1068.



                        HOW NET ASSET VALUE IS DETERMINED


   The Net Asset Value of each Fund is determined as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York City time) on each Business Day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the
Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by changes in the value of such portfolio securities. A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Election Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. However, in the event that market value quotations are not readily available, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Over-the-counter securities are priced at the most recent quoted bid price.
Stock exchange securities are priced at the latest quoted sale price on the principal exchange where the security is traded on the date of valuation. Short-term instruments are valued at cost, which approximates market. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods determined by the Board of Trustees. Our management may compute the net asset value per share more frequently than once per day if necessary to protect our shareholders' interests.



                  DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


Dividends and Capital Gain Distributions

   It is each Fund's current policy to pay dividends to its shareholders from net investment income quarterly. The fiscal year end of both Funds is September
30. Each Fund will also distribute net realized capital gains, including short-term gains, if any, during September and December.
   Shareholders will automatically receive all dividend and capital gain distributions in additional shares of the particular Fund at the then current net asset value, except that, upon written notice to the Transfer Agent or by indicating on the Account Application Form, a shareholder may choose to receive dividend distributions and/or capital gain distributions in cash. Dividends and capital gains distributions are typically reinvested on "ex-date", which is normally the day following the record date. With respect to cash distributions, shareholders can authorize another person or entity to receive such distributions. The name and address of where to send the distributions should be indicated in the Account Application Form.
   Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

Tax Status of Dividends and Capital Gains Distributions

   Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to amounts distributed to shareholders. The Fund intends to distribute all of its investment company taxable income and its net capital gain to shareholders. Shareholders may be proportionately liable for taxes on income and capital gains of the Fund that are distributed to them. Each Fund of the Trust is treated for tax purposes on a separate taxable entity and, accordingly, each Fund will file its own Federal tax return. Shareholders not subject to tax on their income will not be required to pay taxes on the amounts distributed to them.
   Net investment income and net option income will be distributed to shareholders as dividends. Such dividends, along with any short-term capital gains distributed, will be taxable to shareholders (except IRA's, Keogh Plans, Simplified Employee Pension Plans and corporate retirement plans) as ordinary income, whether received in cash or invested in additional Fund shares.
Long-term capital gains distributions are taxable as long-term capital gains regardless of how long shares of the Fund have been held. Investors should refer to the Statement of Additional Information, which contains additional information about dividends, distributions and taxes.
   Federal law requires that each Fund withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to certain shareholders who have not complied with Internal Revenue Service regulations. Therefore, you will be asked to certify on your application that the social security or tax identification number you provide is correct and that you are not subject to the backup withholding for previous under-reporting to the IRS.
   Shareholders will receive Federal tax information regarding dividends and capital gains distributions after the end of each year. Dividends and capital gains distributions may also be subject to State and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, State or local taxes.
   For Federal income tax purposes, exchanges and redemptions are taxable events, and accordingly, capital gains or losses may be realized. In addition to Federal taxes, you may be subject to State taxes on your dividends and distributions, depending on the laws of your home State.



                                   MANAGEMENT


   The Elite Group (the "Trust") is an open-end diversified management investment company commonly known as a "mutual fund". Organized in 1986 as a Massachusetts Business Trust, it is a "series" company, which means it offers a choice of series or portfolios ("Funds"). Capital of the Trust consists of an unlimited number of no par shares of beneficial interest ("shares") which may be classified or reclassified by the Board of Trustees among the Funds or to any new Funds as they deem appropriate. Currently the Trustees have authorized two such Funds, described herein, and have authorized an unlimited number of shares which may be sold to the public. Although they reserve the right to do so, the Trustees have no present intention to create any additional Funds of the Trust. Each Fund is governed by the Investment Company Act of 1940 and rules thereunder and is preferred over all other Funds in respect to assets allocated to such Fund. Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in its particular Fund with every other share of that Fund outstanding. Each share of each Fund has no preference as to conversion, dividends or interest and has no preemptive rights. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for additional information. Our general Trust expenses are allocated among all Funds in proportion to net assets or as determined in good faith by the Board of Trustees. The Elite Group has chosen September 30 as the fiscal year-end for each of its Funds.



                                     VOTING


   Each outstanding share, of whatever Fund, is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund; except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives of that Fund or a proposed change in the investment management agreement for a particular Fund. The shares of the Funds will have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose so. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds expected to have an annual meeting of shareholders.



                                    OPERATION


   The Elite Group's operations are conducted under the general direction of the Board of Trustees. The Elite Group has employed McCormick Capital Management, Inc. as Investment Manager for both Funds. The Investment Manager provides continuous management of the Funds' investment portfolio, is responsible for overall management of the Trust's business affairs (subject, of course, to the supervision of the Trustees), provides certain of the Trust's executive officers and supplies office space and equipment not otherwise provided by the Trust. Richard S. McCormick is the President and Chief Executive Officer of the Investment Manager. Mr. McCormick owns 60% of the outstanding shares of the Investment Manager and John W. Meisenbach owns 40%. The Investment Manger's address and phone number is the same as the Trust's. The Investment Manager's compensation was 1.00% from the Growth & Income Fund and was 0.58%, after reimbursement of expenses, from the Income Fund during the last full fiscal year, based upon each Fund's daily average net assets. The Investment Manager may voluntarily reimburse a portion of the operating expenses of a Fund for any fiscal year. Voluntary reimbursements may cease at any time. The Income Fund paid the Investment Manager 0.70% of the Fund's average daily net assets prior to such expense reimbursements during the last full fiscal year.
   The Portfolio Manager of the Elite Growth & Income Fund is Richard S. McCormick, the founder of the Elite Group of Mutual Funds. Mr. McCormick has managed the Growth & Income Fund since its inception, and managed the Income Fund from inception to March 1993. Mr. McCormick has extensive investment management experience dating from 1969, managing numerous bank common trust funds, large pools of capital for labor unions, corporations, university endowment funds and major municipalities. Mr. McCormick graduated from the University of Washington with a finance degree. He is a Chartered Financial Analyst.
   The Portfolio Manager of the Elite Income Fund is Bruce Church. Mr. Church joined McCormick Capital Management, Inc. in March 1993 to manage the Income Fund. Mr. Church has been managing bonds and other fixed income securities since 1977. In 1985 and 1986 Mr. Church received the Lipper Award for the top performing mutual fund in his category. Mr. Church has a Master of Business Administration in Finance.
   FPS Services serves as Transfer and Dividend Paying Agent for each Fund. Their address is , P.O. Box 61503, King of Prussia, PA 19406-0903.
   United Missouri Bank NA is the Trust's Custodian. Their address is 1010 Grand Avenue, Kansas City, Missouri 64141.
   In addition to paying the Investment Manager, each Fund pays all its expenses not assumed by the Investment Manager. These expenses include, among others, the fees and expenses, if any, of the trustees and officers who are not "affiliated persons" of the Investment Manager, fees of the Fund's Custodian, and Transfer and Dividend Paying Agent, the Funds' interest expense, taxes, fund accounting and daily pricing service fees, brokerage fees and commissions, fees and expenses of qualifying and registering the Funds' shares for distribution under Federal and State laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expense, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds also are liable for any non-recurring expenses as may arise such as litigation to which a Fund may be a party. The Trust or a Fund may be obligated to indemnify its Trustees and officers with respect to such litigation. All expenses of the Funds are accrued daily on the books of the Fund at a rate which, to the best of the Investment Manager's belief, is equal to the actual expenses expected to be incurred by each Fund in accordance with generally accepted accounting practices. The total expenses of the Growth & Income Fund and the Income Fund for the fiscal year ended September 30, 1997, were 1.27% and 0.96% of the Funds' net assets, respectively.
   Securities transactions are effected through broker-dealers selected by the Investment Manager, who is permitted to prefer brokers who sell or recommend our shares to their clients. In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid by third-party broker-dealers through "directed brokerage" arrangements. Under such an arrangement, payment of operating expenses of a Fund by a broker-dealer is based upon a percentage of commissions earned. Expenses totaling $16,600 were paid under a directed brokerage arrangement for the Growth & Income Fund during the last full fiscal year. None of the Income Fund's expenses were paid under such arrangements during the last full fiscal year.

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


                                       THE
                                   ELITE GROUP
                                 OF MUTUAL FUNDS


                                   Income Fund
                              Growth & Income Fund


                               Investment Manager
                       McCORMICK CAPITAL MANAGEMENT, INC.
                           1325 4th Avenue, Suite 2144
                            Seattle, Washington 98101


                                 Transfer Agent
                               FPS Services, Inc.
                                 P. O. Box 61503
                         King of Prussia, PA 19406-0903
                                 1-800-441-6580


                                    Custodian
                             United Missouri Bank NA
                              Kansas City, Missouri


                                  Fund Counsel
                           Foster, Pepper & Shefelman
                               Seattle, Washington


                              Independent Auditors
                              Tait, Weller & Baker
                           Philadelphia, Pennsylvania



                              INVESTOR INFORMATION

                            1-800-423-1068 Toll-Free
                        1-206-624-5863 Local Seattle Area
                       A True No-Load Investment Company

                                     PART B

                                 THE ELITE GROUP



                                    FORM N-1A
                         Post-Effective Amendment No. 11


                       STATEMENT OF ADDITIONAL INFORMATION

                                THE ELITE GROUP


                                  INCOME FUND
                             GROWTH & INCOME FUND



                      STATEMENT OF ADDITIONAL INFORMATION

                                January 2, 1998


                          1325 4th Avenue, Suite 2144
                           Seattle, Washington 98101

                           1-800-423-1068 Toll-Free
                       1-206-624-5863 Local Seattle Area



   A copy of the Funds' Prospectus is available upon written or telephone request to The Elite Group, at the address and phone numbers shown above, at no charge.

   The Elite Group (the "Trust") offers investors two series or portfolios ("Funds") from which to choose. Investors may "switch" among these Funds as they perceive market conditions warrant:


   The Elite Income Fund - for investors desiring to achieve the highest income return obtainable over the long term, commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.

   The Elite Growth & Income Fund - for investors desiring to maximize total returns (capital growth plus current income) through an aggressive approach to the equity and debt securities markets.





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONNECTION WITH THE FUNDS' PROSPECTUS DATED JANUARY 2, 1998. RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE
ELITE
GROUP  OF MUTUAL FUNDS










                               TABLE OF CONTENTS


                                      Page
            INVESTMENT POLICIES..................................1
                  Fixed Income Securities........................1
                  Options........................................2
                  Leverage.......................................3
                  Lending Portfolio Securities...................4
                  Foreign Securities.............................4
                  American Depository Receipts...................5
                  New Companies and Special Situations...........5
                  Repurchase Agreements..........................5
                  Conversion and Other Rights....................6
            INVESTMENT RESTRICTIONS..............................6
            SPECIAL SHAREHOLDER SERVICES.........................8
                  Regular Account................................8
                  Systematic Withdrawal Plan.....................8
                  Retirement Plans...............................8
                  Exchange Privilege............................10
                  Telephone Redemption Privilege................11
                  Redemptions in Kind...........................11
                  Transfer of Registration......................11
            PURCHASE AND REDEMPTION OF SHARES...................12
            TRUSTEES AND OFFICERS...............................13
            5% OWNERS...........................................14
            INVESTMENT MANAGER..................................14
            MANAGEMENT AND OTHER SERVICES.......................15
            ALLOCATION OF TRUST EXPENSES........................15
            BROKERAGE...........................................15
            ADDITIONAL TAX INFORMATION..........................16
            CAPITAL SHARES AND VOTING...........................17
            FINANCIAL STATEMENTS AND REPORTS....................17
            APPENDIX............................................18

                              INVESTMENT POLICIES


   In addition to the investment policies discussed in the Prospectus, the following are intended to supplement that information for both The Elite Income Fund ("Income Fund") and The Elite Growth & Income Fund ("Growth & Income Fund"). There of course, can be no assurance that the Funds' investment policies will result in the achievement of its investment objectives. There is an element of risk in all investments. The value of the Funds' portfolios will fluctuate based on market conditions and, although each Fund seeks to reduce risks by diversifying holdings, all risks will not be eliminated. Investors should carefully evaluate each Fund's investment objectives and policies to determine if they are compatible with their needs.

Fixed Income Securities

   Investors in the Income Fund and, to the extent it is invested in fixed income securities, the Growth & Income Fund are exposed to three types of risk associated with fixed income investment. Interest Rate Risk is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Interest Rate Risk increases as a Fund's average portfolio maturity increases. The following chart illustrates the probable effect of a 2% change in interest rates on three investment grade bonds of varying maturities:

         Percent Increase (Decrease) in the Price of a Par Bond
                               Yielding 7%

                  Stated           2% Increase in   2% Decrease
                 Maturity          Interest Rates       in
                                                     Interest
                                                       Rates
               Short-term
               (2.5 years)             (4.4%)          4.7%

              Intermediate-term       (13.0%)         15.6%
              (10 years)
              Long-term
              (20 years)              (18.4%)         25.1%


   Thus, to the extent a Fund is invested in long-term maturities, its interest rate risk will be high. The Investment Manager invests in such securities only when it believes interest rates will be stable or declining. Credit Risk is associated with a borrower failing to make payments of interest and principal when due. A Fund's Credit Risk will increase as its overall portfolio quality decreases. Thus to the extent that a Fund is invested in Investment Grade corporate bonds and U.S. Government Securities, it will experience minimal credit risk, but to the extent it invests in lower quality bonds, it is exposed to increased Credit Risk. Call Risk for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. Call Risk generally occurs during declining interest rates and is greater when a Fund is invested in long-term maturities. Thus, the longer a Fund's average portfolio maturity is, accompanied by a decline in prevailing interest rates, the Call Risk will increase.
   Investors should be aware that the widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for junk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to an increased risk of default. If the issuer of a bond defaulted, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and change can be expected to result in increased volatility of market prices of junk bonds and, consequently, the value of the Fund. Junk bonds structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically.
   Junk bonds may contain redemption or call provisions. If an issuer exercises these in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the shareholders. Conversely, a junk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its junk bonds at a time when the Investment Manager would not otherwise sell them based upon their investment merits, thereby decreasing the total return expected from the investment. Junk bonds may be subject to market value fluctuation based upon adverse publicity and investor perceptions (whether or not based on fundamental analysis), exposing investors to a increased risk of decreased values and liquidity, especially in a thinly traded market.
   The Investment Manager relies in part on the credit ratings of Moody's and S&P when investing directly in fixed income investments. There are a number of risks associated with such reliance. Credit ratings evaluate the safety of principal and interest payments but not the market value of high yield bonds. Rating agencies may fail to timely change the credit ratings to reflect subsequent events. For this reason, the Investment Manager performs its own evaluation of fundamental and other factors establishing value prior to making direct investments in fixed income securities and continuously monitors the issuers of securities actually held in the Funds' portfolio. For a description of the Moody's and S&P bond ratings, see the Appendix.
   The Income Fund limits its investments in lower rated debt securities (so called "junk bonds") to no more than 5% of its total assets.) The Growth & Income Fund, except as a "special situation," does not normally invest in junk bonds. Junk bonds carry greater risks than Investment Grade securities and, to the extent the Fund owns junk bonds, it will assume such increased risks. An economic downturn or increasing interest rates could have an adverse affect upon less financially secure issuers' ability to repay interest and principal and could result in increased junk bond defaults. Junk bonds have been found to be less sensitive to interest rate changes than Investment Grade issues, but more sensitive to adverse economic or corporate developments. The Call Risk associated with junk bonds may be increased when the issuer's financial position improves, because of its potential to refinance its debt at lower rates, even when market interest rates are stable. Junk bonds may be thinly traded, which could pose increased difficulty for the Fund in valuation, because of less reliable, objective data available.

Options

     An "Option" ... means a call or put option issued by or through the Options Clearing Corporation ("Clearing Corporation") and listed on a domestic securities exchange (an "Exchange") or quoted on the quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ").

   A "Call Option" ... gives the holder the right to buy, for a specified period of time, shares of the underlying security covered by the "call" at the stated exercise price.

   A "Put Option" ... gives the holder the right to sell, for a specified period of time, shares of the underlying security covered by the "put" at the stated exercise price.

   A "Covered Call Option" .. is a Call Option sold (or written) against a security which is owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price.

   A "Covered Put Option" ... is a Put Option sold (or written) against a fully covered collateral account in which the seller deposits and maintains, with a securities depository, U.S. Government securities of equal or greater value than the exercise price of the option. If the option is exercised during the option period, the seller is required to purchase the optioned securities at the exercise price.

   Purchase of Options. The Growth and Income Fund may purchase put and call options on stocks, whether or not related to securities held by the Fund, only if listed on an Exchange or NASDAQ, and only when the Investment Manager believes the Fund's total return would be enhanced. The risk to the Fund in purchasing an option is the cost of the option, called the "premium". If the option is never exercised by the Fund, the cost of the premium is totally lost.

   Writing Options. The Growth and Income Fund may sell (write) Covered Call Options and Covered Put Options only if listed on an Exchange or NASDAQ and only when the Investment Manager believes the Fund's total return would be enhanced. In return for the premium it receives on the sale of a Covered Call Option, the Fund, during the option period, gives up its opportunity for profit from an increase in the value of the underlying security above the exercise price, but retains a risk of loss from a price decline. The Fund's gain on the sale of a Covered Put Option is limited to the premium received plus interest earned on its deposit, while its risk is not less than the exercise price of the option reduced by the current market price of the underlying security when the put is exercised.

   Stock Index Options. The Growth and Income Fund may purchase put or call options on broadly-based stock indices. A stock index is "broadly-based" if it includes stocks that are not limited to issues in any particular industry or group of industries. Stock index options would be purchased only when, in the opinion of the Investment Manager, the total return of the Fund would likely be enhanced. Such transactions could enhance total return, for example, by hedging against adverse price movements in the stock market generally. Options on stock indices are similar to options on stock except that when an index option is exercised, the exercise is settled by the payment of cash rather than the delivery of stock. As with stock options, the risk to the Fund in purchasing index options is limited to the cost, or premium, paid for the option. The Fund will not purchase stock index options if, as a result of such purchase, more than 5% of its net assets (based on cost at the time of purchase) would be invested in any one index, or if more than 10% of its net assets would be invested in stock indices, totally.

Leverage

   The Growth and Income Fund' fundamental investment policies permit it to borrow money from banks on a secured or unsecured basis to purchase or carry securities and to pay interest thereon. The Fund has not employed leverage in the past and has no current intention of employing it in the future. The Fund reserves the right, however, to use leverage in the future. Shareholders will receive 60 day's written notice and the Prospectus will be amended prior to any such change in its leverage practices.
   In the event leverage were employed, and to the extent securities are purchased or carried with borrowed money, the net asset value of Fund shares will increase or decrease at a greater rate than would be the case if borrowed money were not used. The Fund may borrow from a bank to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If for any reasons the value of the Fund's assets fall below the coverage requirement of the Investment Company Act of 1940, the Fund will, within three business days, reduce such borrowings to the extent necessary. In such event the Fund may be required to liquidate positions at times when it may not be desirable to do so. The use of leverage must be considered a speculative investment activity. The degree to which it is used, therefore, will be carefully evaluated by the Investment Manager, for each such transaction, in terms of the relevant potential for enhancing the total return of the Fund.

Lending Portfolio Securities

   Each Fund is permitted to lend its portfolio securities for the purpose of generating additional income. Loans of portfolio securities will be in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange deemed by the Investment Manager to be credit worthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. Both Funds limit the quantity of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fund's net assets.
   During the existence of a loan, the Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.
   Under the terms of its securities loans, the Funds have the right to call the loan and obtain the securities loaned at anytime from the borrower within five trading days of notice. Voting rights may pass with the lending of securities. However, the Fund will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Funds pay reasonable finder's, custodian and/or administrative fees in connection with the securities loaned.
   As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will be made only when, in the judgment of the Fund's Investment Manager, the income to be generated by the transactions justifies the attendant risk.

Foreign Securities

   In making foreign investments, the Funds will give appropriate consideration to the following factors, among others.
   Foreign securities markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times volatility of price can be greater than in the
United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.
   Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Funds may be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
   Since foreign securities often are purchased with and payable in currencies of foreign governments, the Fund would be subject to the risk of the exchange value of the dollar dropping against the value of the currency in which a particular security is traded. This would have the effect of increasing the cost of such investment and would reduce the realized gain or increase the loss on such securities at the time of sale. Custodial expenses for a portfolio of non-U.S. securities are generally higher than for a portfolio of U.S. securities. Dividend and interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities. Dividends received by the Funds on foreign securities are not qualified income for purposes of calculating the amount of the 80% dividends received deduction allowable to corporations.

American Depository Receipts

   The Funds may invest in American Depository Receipts (ADR's) or other securities convertible into the securities of foreign issuers. These convertible securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally ADR's in registered form, are designed for use in American securities markets.

New Companies and Special Situations

   We may, from time to time, invest in new companies. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The funds may also invest in "special situations"; that is, securities which may be affected by particular developments unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantage, or acquiring new management. New companies and special situations may not be readily marketable and, if so, would be subject to investment restrictions described below. The extent, if at all, to which the funds will invest in new companies or special situations will be determined by the Investment Manager in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

Repurchase Agreements

   Each Fund may invest in repurchase agreements ("Repos"). Repos, for the Funds' purposes, are arrangements whereby U.S. Government obligations may be purchased from, and simultaneously committed to be resold at a specified time in the future (usually seven days or less), to a bank or recognized securities dealer who agrees to repurchase the securities at the Fund's cost plus a specified rate of interest. In Repo transactions, the underlying securities are held as collateral by our custodian bank until repurchased. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in value of the underlying security during the period we seek to enforce the Fund's rights; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expense of enforcing the Fund's rights. There is also a risk of losing all rights to the collateral upon the bankruptcy or default of a seller of a Repo if the Fund is considered as not having perfected its security interest. The Funds attempt to mitigate this risk by requiring the Custodian bank to verify delivery to it of the collateral on the date of settlement.

Conversion and other rights

   A Fund may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the Investment Act of 1940 ("1940 Act"), any such securities so acquired without regard to the Funds investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to herein and in the Prospectus. A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.


                           INVESTMENT RESTRICTIONS


   Each Fund has adopted the Investment Restrictions set forth below which cannot be changed without the approval of a majority of the outstanding voting securities of the particular Fund. As provided in the Investment Company Act of 1940 a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The investment restrictions provide that the Fund will not:

   1. Make loans, except that each Fund may (a) purchase publicly distributed bonds and debt securities, which shall not be considered the making of a loan, (but restricted debt securities are considered the making of a loan); (b) lend its portfolio securities as described in "Lending Portfolio Securities," page 4; and (c) engage in repurchase agreement transactions as described herein;

   2. Invest in securities of other investment companies except; (i) by purchase in the open market involving only customary brokers commission, or as part of a merger, consolidation, or acquisition of assets; and (ii) that securities of other investment companies may be purchased, provided: (a) that the investment policies of such other investment company restricts such company to purchasing debt securities maturing in one year or less; (b) that the securities of each company are offered and redeemed without the imposition of sales commissions; and (c) that no such investment will be made if, after making the investment, more than 5% of the Fund's net assets (taken at cost at the time of purchase) would be invested in the securities of such investment companies.

   3. Buy or sell commodities, commodity contracts, real estate, or real estate mortgage loans, but we may purchase securities of companies engaged in the real estate business;

   4. Purchase or retain the securities of any company if the officers or trustees of the Trust or the officers or directors of the investment manager, who own individually more than .5% of such securities of such company, together, own as much as 5% of the securities of such company;

   5. Issues senior securities;

   6. Engage in short sales;

   7. Participate on a joint or a joint and several basis in any securities trading account (but the "bunching" of orders for sale or purchase of portfolio securities among the Funds or with other accounts under the management of the Investment Manager to save brokerage costs or to average prices among them is not deemed to result in a securities trading account);

   8. Borrow money, except (a) for temporary or emergency purposes not in excess of 5% of the value of the total assets of the Fund taken at the lower of then market value or cost and (b) to purchase or carry securities as described under "Special Risk Considerations--Leverage," in the Prospectus;

   9. Underwrite the sale of securities, except that we may acquire non-controlling blocks of securities from issuers for investment purposes, and if at a subsequent date, in our management's opinion, it becomes desirable for us to sell such blocks (securities acquired in private transactions can be sold either (a) publicly, pursuant to Rule 144, another exemption, or an effective registration under the Securities Act of 1933 or (b) privately, without registration) we may do so, and in connection therewith, may incur expenses relating to the registration or disposition (or both) of the securities.

   10.Purchase securities on margin, except that borrowing from banks (see Item 8 above) shall be permitted. Notwithstanding this restriction, the Funds may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

   11.Purchase warrants if such purchase would exceed 5% of its net assets, including, within that limitation, 2% of its net assets of warrants not listed on the New York or American Stock Exchanges. For the purpose of this limitation, warrants acquired in units or attached to securities may be deemed to be without value;

   12.Engage in arbitrage transactions; or

   13.Write or purchase options, except that the Growth and Income Fund may purchase options on stocks and stock indices and may write (sell) covered call options and covered put options provided that, the aggregate value of the securities underlying the calls sold or obligations underlying the puts sold (determined as of the date the options are sold) shall not exceed 25% of the Fund's net assets, the Fund must limit its aggregate premiums paid on the purchase of options held at any one time to 20% of the Fund's net assets and the aggregate margin deposits required on all such options held at any one time may not exceed 5% of the Fund's total assets.

   It  may  be  difficult  to  sell  restricted   securities  (see   "Investment
Restrictions" in the Prospectus, and Items 5 and 9, above) at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.





                         SPECIAL SHAREHOLDER SERVICES


     As noted in our prospectus, each Fund offers the following shareholder services;

Regular Account

   The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in a shareholder account may be requested by a shareholder.

Systematic Withdrawal Plan

   Shareholders owning shares of any Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly payments, in amounts of not less than $50 per payment, by authorizing our Transfer Agent to redeem the necessary number of shares on the 25th of each month in order to make the payments requested. In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the next business day. Share certificates for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund to which the redemption applies. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Transfer Agent or a Fund upon thirty day's written notice or by a shareholder upon written notice to the Fund or its Transfer Agent. Applications and further details may be obtained by writing or calling the Elite Group.

Retirement Plans

   As noted in the Fund's Prospectus, an investment in Fund shares may be appropriate for IRA's, Keogh Plans and corporate retirement plans. Unless the Fund is otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Elite Group intends to offer pre-qualified plans as described herein.

   Individual Retirement Account (IRA). Shares of the Fund may be purchased as an investment for an IRA account. Information concerning an IRA account.
including fees charged for maintaining an IRA, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code ("the Code"), and assistance in opening an IRA may be obtained from The Elite Group. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.
   Deductible IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $2,000 each year. However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductiblilty under the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997 ("the Code"),. The restrictions for the calendar year 1998, applicable to active participants in Employer Plans, are as follows:
   A single person who has an adjusted gross income of $30,000 or more, but not exceeding $40,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $30,000. No deduction is allowed where the single person's adjusted gross income exceeds $40,000.
   A married couple filing a joint return with adjusted gross income of $50,000 or more, but not exceeding $60,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $50,000. No deduction is allowed where the couple's adjusted gross income exceeds $60,000.
   A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $2,000, but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.
   Nondeductible Roth IRA. Individuals may make nondeductible contributions to the extent they are not eligible to make deductible IRA contributions. Effective for tax years beginning after December 31, 1997, the new Roth IRA allows individuals to contribute up to $2,000 ($4,000 for joint filers) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.
   Rollover to a Roth IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA. If the rollover is done during 1998, the resulting taxable income may be spread out ratably over a four year period beginning in 1998.
   Taxation of IRAs Upon Distribution. An investment in Fund shares through IRA deductible or nondeductible contributions is advantageous because the deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA, but may be taxable to you when distributed.
   Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free, as are distributions made in the case of death or disability. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions that are made (1) at least five years after the first year that a contribution was made to the Roth IRA and (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses subject to a $10,000 lifetime maximum.
   Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA..

   Keogh Plans and Corporate Retirement Plans. Shares of either Fund may also be purchased as an investment for self-employed and Corporate Retirement Plans, including SIMPLE (Savings Incentive Match Plan) plans. There are tax penalties imposed for most premature distributions from such plans prior to age 59-1/2, except in the case of death or disability.

   Other Plans and Services. In addition to the foregoing plans, our Investment Manger makes available to shareholders in connection with their investment in the Fund(s), through its associates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organizations deferred compensation plans, thrift and savings plans. Also available are automated record keeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and record keeping requirements. These services can also accommodate so called "split-funding" options, where plan assets may be invested in various investments in addition to The Elite Group.

   How to Establish Retirement Accounts. All the foregoing retirement plan options require special applications or plan documents. Please call the Elite Group to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Exchange Privilege

   Shareholders may exchange shares (in amounts of $1,000 or more) of one Fund for shares of another Elite Fund. A current prospectus of the other fund(s) should be obtained and read prior to seeking any such exchange. Your special authorization form must have been completed and must be on file with our Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or number of the shares to be exchanged. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). There is currently no service charge levied for exchanges, but the Transfer Agent has reserved the right to levy such a fee in the future. Shareholders will be given at least 60 days written notice prior to instituting an exchange fee. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trustees determine that it would be in the best interest of shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of one fund and the purchase of those of the second fund. Consequently, the sale will likely involve either a capital gain or loss to the shareholder for Federal income tax purposes.

Telephone Redemption Privilege

   The Prospectus describes the procedures the Funds follow to establish and operate the telephone redemption privilege. To protect the Funds, their agents and shareholders from liability, the Funds employ reasonable procedures to help ascertain that the instructions communicated by telephone are genuine. Among other things, the Transfer Agent will require the caller to provide verifying information unique to the shareholder. Such information could include a password or other form of personal identification. In addition, the call/transaction will be recorded.

Redemptions in Kind

   Neither Fund intends, under normal circumstances, to redeem its securities by payment in kind. It is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Funds committed themselves to pay, in cash, to any shareholder of record during any ninety-day period the lesser of (a) $250,000 or
(b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration

   If you wish to transfer shares to another owner, send a written request to the Transfer Agent, FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees" in the Prospectus); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent, toll-free at (800) 441-6580.

                       PURCHASE AND REDEMPTION OF SHARES


   The purchase price of shares of each Fund of the Trust is the net asset value next determined after the order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Trust until it has been confirmed in writing by our Transfer Agent (or other arrangements made with the Trust, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received.
   Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.
   The Board of Trustees has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $10,000 as discussed in the Prospectus under "How to Sell Shares." Shareholder accounts established prior to January 2, 1998, will continue to be subject to a minimum account value of $2,500 until January 2, 2003, after which date the $10,000 minimum account value will apply.
   The Income Fund follows the accounting practice known as "equalization," by which a portion of the proceeds from sales and costs from redemptions is credited or charged to income on the date of the transaction so that undistributed net income per share is unaffected by shares of the Fund sold or repurchased.
   Each Fund may suspend  redemption  privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
   No charge is made by a Fund for redemptions, although, as disclosed in the Prospectus, the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                             TRUSTEES AND OFFICERS


   The following is a list of the Trustees and Officers of the Elite Group, and a brief statement of their present positions and principal occupations during the past five years:

    Name and Address                       Principal Occupation(s)
   Position with Trust                       During Past 5 years

Richard S. McCormick 1, 2     Since  June  1986,   President,   McCormick   Capital
1325  4th  Avenue,  Suite     Management,  Inc.  (investment manager of the Funds);
2144 Seattle, WA 98101        February  1978  to  October  1986,   Vice  President,
Chairman, Board of            Kennedy   Associates,    Inc.,   Seattle   investment
Trustees and President        advisory  firm.   Portfolio   Manager  and  Chartered
                              Financial Analyst.

John W. Meisenbach 1, 2
2100 Washington Bldg          Partner in MCM Financial,  a Seattle full-service  Seattle,
WA 98101                      insurance  brokerage and financial  planning firm.
Trustee,  Treasurer           Also a director of Costco Wholesale and Expeditors International.
and Secretary

Lee A. Miller                 Private  Investor.  From 1961 to December 1995,  Vice
P.O. Box 1882                 President, Merrill Lynch & Co.
Vashon Island, WA 98070
Trustee

Morgan J. O'Brien 2           Faculty member,  Seattle  University;  from June 1986
1244 20th Avenue, East        to January 1989. Private investor.
Seattle, WA
Trustee

John M. Parker 3              Since  May  1988,   Sr.   Vice   President,   Kennedy
1819 38th East                Associates,  Inc.,  Seattle,  real estate acquisition
Seattle, WA 98112             and management.
Trustee

Jack R. Policar 3             Since 1979,  President and Chief Executive Officer of
1111 3rd Avenue,              J. R.  Policar,  Inc.,  Certified  Public  Accounting
Suite 1465                    firm.
Seattle, WA 98121
Trustee





1 These Trustees are "interested persons" of the Fund. 2 These trustees are members of the Executive Committee. 3 These Trustees are members of the Audit Committee.




   Trustees and officers of the Trust who are interested persons of the Trust receive no salary or fees from the Trust. Trustees of the Trust who are not interested persons of the Trust receive $1,500 per meeting of the Board of Trustees attended by them, $150 per hour for services rendered, plus related expenses. For the year ended September 30, 1997, the Trustees received, in the aggregate, a total of $20,000. As of November 30, 1997, the Trustees and Officers of the Trust, in the aggregate, owned 6.4% of the shares of the Trust.


                                    5% OWNERS


   The Trust is aware of one person who owned, of record and beneficially, more than 5% of the outstanding shares of any Fund at November 30, 1997:

               Mr. John W. Meisenbach        6.9%     Income Fund
               2100 Washington Bldg,
               Seattle, WA 98101



                              INVESTMENT MANAGER


   McCormick Capital Management, Inc. (the "Investment Manager") manages the Funds' investments pursuant to an Investment management Agreement (the "Management Agreement") as is described in the Prospectus. The Management Agreement is effective until January 1, 1999, and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of our outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement, last approved by the shareholders of both Funds on April 13, 1989, is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Investment Manager. The Management Agreement provides that it will terminate automatically in the event of its assignment.
   Compensation of the Investment Manager, based upon each Fund's daily average net assets, is at the following annual rates: (1) for the Income Fund, 0.70% on the first $250 million, 0.625% on the next $250 million and 0.50% on all above $500 million; and (2) for the Growth & Income Fund, 1% on the first $250 million, 0.75% on the next $250 million and 0.50% on all above $500 million. The advisory fee for The Growth & Income Fund is higher than that paid by most investment companies. Investment Management fees are accrued daily on the books of the Funds and are paid monthly.
      Management fees for the Growth & Income Fund were $544,948, $379,920 and $265,060, respectively, for the fiscal years ended September 30, 1997, 1996 and 1995. Management fees for the Income Fund for the same periods, respectively, were $98,900, $90,041 and $80,695.
   Richard S. McCormick, President, owns 60% and John W. Meisenbach, Treasurer, owns 40% of the Investment Manager. Officers and control persons of the Investment Manager may also serve as officers and/or trustees of the Trust. See "Trustees and Officers", page 12, for details.


                         MANAGEMENT AND OTHER SERVICES


   The firm of Tait, Weller & Baker of Philadelphia, PA has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to prepare each Fund's federal and state tax returns for the fiscal year ending September 30, 1998, and to consult with the Trust as to matters of accounting and federal and state income taxation for the fiscal year ending September 30, 1998.
   United Missouri Bank NA, 1010 Grand Avenue, Kansas City, Missouri, 64141, serves as custodian for both Funds. As such it holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Funds in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Funds.
   FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, serves as Transfer and Dividend Paying Agent for both Funds. FPS Services effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.


                         ALLOCATION OF TRUST EXPENSES


   The Investment Manager, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative and clerical functions of the Trust, provides suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust. Each Fund will pay all of its own expenses not assumed by the Investment Manager, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; fund accounting and pricing; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the Funds on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of the Funds or the nature of the services performed and the relative applicability to each Fund.


                                   BROKERAGE


   It is the Funds' intention to seek the best possible price and execution for securities bought and sold. The Investment Manager (subject to the general supervision of the Board of Trustees) directs the execution of portfolio transactions. Neither the Trust nor the Investment Manager is affiliated with any securities broker-dealer. With respect to securities traded only in the over-the counter market, orders will be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where better prices or executions may be obtained on a commission basis or by dealing with other than a primary market maker. The Funds may direct commission trades to brokers who provide the Fund or the Investment Manager with services useful to the Funds' daily operations ("directed brokerage arrangements"). Such services may include the payment of certain operating expenses of the Funds or the provision of, for example, quotations and communications services and equipment, data processing services and equipment, investment recommendations, statistical analyses and securities and economic research services. Many of these services are useful in varying degrees to the Funds, but may be of indeterminable value. Services received by a Fund through directed commission trades may also be used by the Investment Manager for the benefit of the other Fund or any other client it may have. Conversely, a Fund may also benefit from such transactions effected for the benefit of the other Fund or other clients of the Investment Manager. The Trust may also prefer brokers who recommend or sell Fund shares.
   Notwithstanding the foregoing, it is the policy of the Trust not to pay higher commissions to any broker in consideration of research or other services or sales assistance provided than it would pay, all other things being equal, to a broker not providing such services. Total brokerage commissions paid by the Growth & Income Fund during the fiscal years ended September 30, 1997, 1996 and 1995, were $343,657, $289,497 and $211,263, respectively. With respect to the directed brokerage arrangements described above, $63,263 was paid to the firm of Paine Webber during 1997, and $33,896 was paid to Capital Institutional Services (Dallas, Texas) during 1995. Total brokerage commissions paid by the Income Fund during the fiscal years ended September 30, 1997, 1996 and 1995, were $6,783, $15,343 and $11,615, respectively. With respect to the directed brokerage arrangements described above, $7,640 was paid during 1995 to Capital Institutional Services.



                          ADDITIONAL TAX INFORMATION


   Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, a fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders.
   A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.
   Each Fund of the Trust is treated as a separate tax entity for Federal Income Tax purposes.
   As explained in the Prospectus, dividends from net investment income and from net option income, and distributions of any capital gains will be taxable to shareholders (except shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction may apply to dividends from the Funds. The Fund will send you information each year on the tax status of dividends and disbursements.
   A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and from net option income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held the Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.
   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information of federal taxation.


                           CAPITAL SHARES AND VOTING


   Shares of each Fund when issued are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Trustees, subject to the provisions of
Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds expects to have an annual meeting of shareholders. The Trustees have agreed, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist shareholders in communication with other shareholders for this purpose. On any matter submitted to a vote of shareholders, all shares of a Fund shall be voted by a Fund's shareholders individually when the matter affects the specific interests of that particular Fund (such as approval of the Investment Management Agreement with the Investment Manager), except as otherwise required by the 1940 Act (such as voting for Trustees).


                       FINANCIAL STATEMENTS AND REPORTS


   The books of each Fund will be audited at least once each year by independent public accountants. Financial Statements of each Fund, as of September 30, 1997, together with the Report of the Fund's independent accountants thereon, are reflected in the Trust's Annual Report to Shareholders, a copy of which will accompany the Prospectus or Statement of Additional Information at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semi-annual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.

                                   APPENDIX


                    Description of Commercial Paper Ratings

   Moody's Investors Service, Inc., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer; (2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

   Standard & Poor's Corporation describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

                          Description of Bond Ratings

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest. Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Description of Standard & Poor's Corporation's Bond Ratings:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC an CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

                                THE ELITE GROUP


                                  Income Fund
                             Growth & Income Fund




                              Investment Manager

                      McCormick Capital Management, Inc.
                          1325 4th Avenue, Suite 2144
                           Seattle, Washington 98101


                           For account information,
                         wire purchase or redemptions,
                            call our Transfer Agent

                               FPS Services, Inc.
                               3200 Horizon Drive
                                 P. O. Box 61503
                        King of Prussia, PA 19406-0903
                                (800) 441-6580


                        For 24-hour, 7 day-a-week price
                        information or for information
                        on any of our funds, investment
                          plans, retirement plans and
                          other shareholder services,
                              call the elite group

                           1-800-423-1068 Toll-Free
                       1-206-624-5863 Local Seattle Area


                                  Fund Counsel

                           Foster, Pepper & Shefelman
                               Seattle, Washington


                              Independent Auditors

                              Tait, Weller & Baker
                           Philadelphia, Pennsylvania



                                                                October 15, 1997


Dear Shareholders:


Attached with this letter is the audited annual report for the Elite Group stock Growth & Income Fund and the bond Income Fund.

The fiscal year for the Elite Funds ended on September 30, completing The Elite Mutual Funds tenth year. Many of you have been invested with us for the majority of those years and some of you are new this year. We sincerely appreciate everyone's support and patronage.

When we established the Elite Funds/McCormick Capital Management our goal was to deliver a quality financial product that was cost effective for the client and void of sales commissions. A financial product that would perform well and avoid excessive risk. A financial product that was simple and flexible in its format. We think we have been able to successfully deliver such a product and we will continue to make it even better in the coming years.


                                          The Elite Growth & Income Fund
                                                   (stock fund)

The financial statements that make up the Annual Report give us an opportunity to review what has happened in the past and what may happen in the future. Looking back, we are pleased to report that the stock Growth & Income Fund appreciated 34.66% for the fiscal year. The three, five and ten year annualized rate of return is now 26.13%, 20.56% and 14.26 per year.

The most significant change in our investments has been to reduce the risk in our portfolio. Given several years of exceptional performance we think the investment risks have increased. We doubt the stock market is about to "crash" but we do feel there is an increased possibility of a market correction.

To reduce the risk in the portfolio we have increased the amount invested in U.S. Government zero coupon bonds to 29.1% of the portfolio. We believe these U.S. Government bonds will give us returns equal to or greater than those returns available in the stock market , but at a much lower level of risk.

We continue to have a strong emphasis on technology and growth with virtually no investments in utilities or cyclical type companies. About two-thirds of our investments are considered to be larger companies ("big cap") while the remaining one-third are smaller companies.

                                               The Elite Income Fund
                                                    (bond fund)

Lower interest rates and higher bond prices gave us a 9.20% return in the bond Income Fund. The three, five and ten year annualized rate of return was 8.46%, 6.01% and 7.75% respectively.

The key to good returns in our bond fund is inflation expectations. We continue to forecast continued low inflation for the next several years which should result in good returns for the Income Fund.

                                              Performance Comparisons

On the following pages are two charts that show the growth in value of a hypothetical $10,000 investment in the Elite Income Fund, Growth & Income Fund and various indices. The chart starts on 9/30/87 which was the beginning of our first complete fiscal year. As an investor your investment results may differ significantly depending on when you initiated your investment and if there were subsequent investments.



Management of the funds does not think that there is only one index (stocks or bonds) that accurately reflects the management of The Elite Funds. Our funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies. The various stock and bond indices are unmanaged, make no allowance for operating expenses and are free from regulation and tax implications.


Regards,


\S\ DICK McCORMICK
Richard S. McCormick

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 15, 1997



                                             Portfolio of Investments
                                          The Elite Growth & Income Fund
                                                September 30, 1997

                                                                                                   Market Value
        Shares                                                                                       Note 2A
                                                                                              -----------------------
                     Common Stock   70.0%
    ----------------

                     Basic Industry  2.2%
         80,000      Ensearch Exploration*                                                    $       720,000
         30,000      Seagull Energy Corp*                                                             765,000
                                                                                              -----------------------
                                                                                              -----------------------
                              Total Basic Industry                                                  1,485,000
                                                                                              -----------------------

                     Capital  Goods  22.0%
        180,000      Atrieva Corporation* (a)                                                           1,800
         40,000      Cable Design Technologies*                                                     1,522,500
         20,000      Cisco Systems*                                                                 1,461,250
         20,000      Computer Sciences Corp*                                                        1,415,000
         24,000      Hewlett-Packard                                                                1,669,500
         12,000      Intel Corporation                                                              1,108,500
         16,000      I.B.M. Corporation                                                             1,695,000
         16,000      Microsoft Corporation*                                                         2,117,000
         20,000      Sun Microsystems*                                                                935,000
         45,000      U.S. Filter*                                                                   1,937,813
         12,000      Xerox Corporation                                                              1,010,250
                                                                                              -----------------------
                                       Total Capital  Goods                                        14,873,613
                                                                                              -----------------------

                     Consumer Goods & Services  22.5%
         50,000      Amway Asia Pacific                                                             1,465,625
         40,000      Callaway Golf Co.                                                              1,395,000
                     Coffee Station, Inc* (a)                                                         303,750
        135,000
         30,000      CUC International*                                                               930,000
         20,000      General Motors                                                                 1,338,750
        120,000      GT Bicycles*                                                                     982,500
         30,000      H & R Block, Inc                                                               1,158,750
         18,000      Manpower Inc.                                                                    711,000
         20,000      Mattel Inc.                                                                      662,500
         35,000      Optiva Corporation* (a)                                                          875,000
         70,000      Saks Holdings*                                                                 1,461,250
         40,000      Samsonite Corporation*                                                         1,755,000
         80,000      Singer Company                                                                 1,375,000
         55,000      Veterinarian Centers of America*                                                 814,687
                                                                                              -----------------------
                                     Total Consumer Goods & Services                               15,228,812
                                                                                              -----------------------
                                                                                              -----------------------

                                                                                              -----------------------

Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1997- Continued




                                                                                                    Market Value
     Shares                                                                                           Note 2A
                                                                                                ---------------------

------------------

                   Financial Intermediaries   12.1%
        20,000     A.C.E Limited (Insurance)                                                        1,880,000
        40,000     Freddie Mac                                                                      1,410,000
        32,000     Fannie Mae                                                                       1,504,000
        24,000     General Electric                                                                 1,633,500
                   Total Financial Intermediaries
        32,000     Mellon Bank                                                                      1,752,000
                                                                                                ---------------------
                                   Total Financial Intermediaries                                   8,179,500
                                                                                                ---------------------

                   Health Care  Goods & Services  11.2%
        12,000     American Home Products                                                             876,000
        30,000     Genesis Health Ventures*                                                         1,168,125
        13,800     Merck & Company                                                                  1,379,138
        30,000     Pfizer Inc.                                                                      1,801,875
        40,000     Sierra Health Services*                                                          1,465,000
        32,000     U.S. Surgical                                                                      934,000
                                                                                                ---------------------
                                  Total  Health Care Goods & Services                               7,624,138
                                                                                                ---------------------


                                  Total Common Stock  (Cost $29,830,091)                           47,391,063
                                                                                                ---------------------


                   Options - Covered Calls  (1.6%)
        20,000     Cable Design Tech      ( $40     01-16-98)                                      (    62,500)
        40,000     Callaway Golf          ( $35     11-21-97)                                      (    67,500)
        24,000     Hewlett Packard        ( $65     11-21-97)                                      (   171,000)
        16,000     Manpower               ( $45     12-19-97)                                      (    15,000)
        16,000     Microsoft              ( $130    01-16-98)                                      (   208,000)
        30,000     Pfizer Inc.            ( $52.50  12-19-97)                                      (   266,250)
        40,000     Samsonite              ( $50     12-19-97)                                      (    73,750)
        50,000     Saks Holdings          ( $25     01-16-98)                                      (    39,063)
        30,000     Seagull                ( $25     11/21/97)                                      (    75,000)
        20,000     Sun Microsystem        ( $47.50  01/16/98)                                      (    93,750)
                                                                                                ---------------------
                            Total Value of Calls  (Cost ($ 1,088,662))                             ( 1,071,813)
                                                                                                ---------------------

Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1997- Continued


Par Value                                                                                                Market Value
                                                                                                     --------------------
                                                                                                           Note 2A
                                                                                                     ---------------------

                     U.S. Government Treasury  29.1%
$80,000,000          Zero Coupon Bond   due 05/15/19 (b)                                                19,689,600
                                                                                                     ---------------------

                              Total Value of Bonds  - (Cost $17,303,982)                                19,689,600

                              Total Investments
                                   (Cost $ 46,045,411**)                                                66,008,850
                                                                       97.5%

                              Cash and receivables
                                in excess of liabilities                2.5%                             1,709,919
                                                                    -------------------              ---------------------

                              NET ASSETS                              100.0%                          $ 67,718,769
                                                                    ===================              =====================


(a)   Restricted  security  ( see note 3)
(b) Purchased in a yield to maturity range of 7.05% to 7.46% * Non - income producing ** Cost for Federal Income Tax purposes is the same. At September 30, 1997 unrealized appreciation of securities for Federal Income Tax purposes is as follows:

                             Unrealized appreciation                          $    21,117,240
                             Unrealized depreciation                               (1,153,801)
                                                                              ======================
                             Net unrealized appreciation                      $    19,963,439
                                                                              ======================


                                         See Notes to Financial Statement

                                             Portfolio of Investments
                                               The Elite Income Fund
                                                September 30, 1997



                                                                                                   Market Value
     Par Value                                                                                       Note 2A
                                                                                              -----------------------
                      Bonds  93.8%
---------------------
                      U.S. Government Notes and Bonds  58.1%
$  2,100,000          U.S. Treasury Note
                           7.875% due 11/15/99                                                   $   2,183,496
   3,150,000          U.S. Treasury Note
                           6.250% due 02/15/03                                                       3,180,555
   3,790,000          U.S. Treasury Bond
                           7.250% due 05/15/16                                                       4,113,135
                                                                                              -----------------------
                                Total U.S. Government Notes and Bonds                                9,477,186
                                                                                              -----------------------

                      Electric Utilities  13.4%
         500,000      Portland General Electric
                           8.880% due 08/12/99                                                         523,125
         520,000      Ohio Power
                           6.750% due 04/01/03                                                         525,200
         500,000      Hawaiian Electric
                           6.660% due 12/05/05                                                         485,625
         650,000      Appalachian Power Co.
                           6.800% due 03/01/06                                                         652,438
                                                                                              -----------------------
                                Total Electric Utility Bonds                                         2,186,388
                                                                                              -----------------------

                      Gas Utilities  11.5%
     770, 000         Consumer Energy Co.
                           8.875% due 11/15/99                                                         807,538
     450,000          Entergy Arkansas Inc
                           7.000% due 03/01/02                                                         456,188
      600,000         Pacific Gas Transmission
                           7.100% due 06/01/05                                                         609,750
                                                                                              -----------------------
                                  Total Gas Utilities                                                1,873,476
                                                                                              -----------------------


Portfolio of Investments
The Elite Income Fund
September 30, 1997 - Continued










                                                                                                   Market Value
     Par Value                                                                                       Note 2A
                                                                                              -----------------------

---------------------
                      Financial/Corporate Bonds  10.8%
     700,000          Ford Motor Credit
                          8.200%  due  02/15/02                                                        746,375
     350,000          S. California Edison Capital Notes
                          7.375%  due  12/15/03                                                        354,813
     550,000          Federal Home Loan (Mortgage Backed)
                          6.100%  due  02/15/24                                                        547,913
     500,000          Federal Home Loan
                          0.000%  due 09/29/17                                                         106,820
                                                                                              -----------------------
                                  Total Financial/Corporate Bonds                                    1,755,921
                                                                                              -----------------------

                                  Total Value Bonds (Cost $15,048,735)                              15,292,971
                                                                                              -----------------------

   Shares
                      Preferred Stock  1.7%
         2,844        Entergy Gulf State Utilities  $8.64                                              281,556
                                                                                               ----------------------
                                  Total Value Preferreds (Cost $295,111)                               281,556
                                                                                               ----------------------

                                  Total Investments
                                   (Cost $15,343,846)                   95.5%                       15,574,527

                                Cash and receivables
                                  in excess of liabilities               4.5%                          737,416
                                                                     ------------              ----------------------

                                  Net Assets                           100.0%                  $    16,311,943
                                                                     ============              ======================

     **Cost for Federal Income Tax purposes is the same.
     At September 30, 1997, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                             Unrealized appreciation                          $          337,824
                             Unrealized depreciation                                    (107,143)
                                                                              ---------------------
                             Net unrealized depreciation                      $          230,681
                                                                              =====================

                                         See Notes to Financial Statements

                                        STATEMENT OF ASSETS AND LIABILITIES
                                                September 30, 1997

                                                             THE ELITE GROWTH & INCOME        THE ELITE INCOME FUND
                                                                        FUND
                                                            -----------------------------     ----------------------
ASSETS:
Investments in securities at value (notes 2A, 3 )
     (Cost $46,045,411 and  $15,343,846)                        $     66,008,850               $    15,574,527
Cash and cash equivalent (Note 2E)                                     1,680,521                       438,506
Receivables:
     Interest                                                              8,125                       312,166
     Dividends                                                            35,450                         ---
     Capital stock sold                                                   64,515                         ---
                                                                -----------------------      -----------------------

     Total Assets                                                     67,797,461                    16,325,199
                                                                -----------------------      -----------------------


LIABILITIES:
Payables:
     Capital stock reacquired                                             12,009                        ---
     Distributions                                                        57,010                        10,311
     Accrued expenses                                                      9,673                         2,945
                                                                -----------------------      ----------------------

     Total Liabilities                                                    78,692                        13,256
                                                                -----------------------      ----------------------


NET ASSETS:
The Elite Growth & Income Fund--applicable to
  3,043,347 shares outstanding                                  $     67,718,769
                                                                =======================
The Elite Income Fund-applicable to 1,631,791
  shares outstanding                                                                         $      16,311,943
                                                                                             ======================
NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
  (Net assets / shares outstanding)
                                                                $          22.25             $           10.00
                                                                =======================
                                                                                             ======================


At September 30, 1997 the components of net assets were as follows:

Paid-in capital                                                 $     47,755,330              $     16,116,770
Accumulated net realized loss                                                 -                        (46,324)
Undistributed net investment income                                           -                         10,816
Net unrealized  appreciation                                          19,963,439                       230,681
                                                                =======================       ======================

     Net assets                                                 $     67,718,769              $     16,311,943
                                                                =======================       ======================

                                         See Notes to Financial Statements

                                              STATEMENT OF OPERATIONS
                                       For the Year Ended September 30, 1997

                                                          THE ELITE GROWTH & INCOME FUND      THE ELITE INCOME FUND
                                                             --------------------------      -----------------------

INVESTMENT INCOME:
Income:
     Interest                                                   $      1,024,511             $         942,241
     Dividends                                                           433,697                        41,777
                                                                -----------------------      -----------------------
         Total Income                                                  1,458,208                       984,018
                                                                -----------------------      -----------------------

Expenses:
     Investment management fee                                           544,948                        98,900
     Transfer agent fees                                                  33,698                       19,367
     Custodian fees                                                       27,580                         8,360
     Professional fees (Note 6)                                           15,648                         4,162
     Trustees fees and expenses                                           16,000                         4,000
     Record keeping services                                              49,646                        13,800
     Shareholder reports                                                   4,447                        1,100
     Registration fees and other                                          14,964                         3,514
                                                                -----------------------      -----------------------
         Total Expenses                                                  706,931                      153,203
                                                                -----------------------      -----------------------
Fees paid indirectly (Note 6)                                           (16,600)                          ---
Fees paid by manager  (Note 5)
     Expenses Reimbursed                                                                                 (17,221)

                                                                -----------------------      -----------------------
         Net Expenses                                                    690,331                       135,982
                                                                -----------------------      -----------------------

         Net Investment Income                                           767,877                       848,036
                                                                -----------------------      -----------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON      INVESTMENT SECURITIES AND
OPTIONS CONTRACT
Net realized gain (loss):
     Investment securities                                             7,771,305                          4,750
     Expired and closed covered call
       options written (Note 4)                                       (1,863,985)                           ---
                                                                -----------------------      ----------------------
     Net realized gain on investment securities
        and option contracts                                           5,907,320                          4,750
                                                                -----------------------      ----------------------
     Net increase in unrealized appreciation
        of  investment securities                                      9,998,526                        380,175
                                                                =======================      ======================
            Net increase in net assets  resulting
from operations                                                 $     16,673,723              $       1,232,961
                                                                =======================      ======================

                                         See Notes to Financial Statements




                                        STATEMENT OF CHANGES IN NET ASSETS


                                                     THE ELITE
                                               GROWTH & INCOME FUND
                                         For the Years Ended September 30


                                                                         1997                        1996
                                                                -----------------------     ------------------------

OPERATIONS:
     Net investment income                                      $        767,877             $        230,586
     Net realized gain on investment
       securities and options contracts                                5,907,320                    5,049,366
     Net increase in unrealized appreciation
       of investment securities                                        9,998,526                    2,914,785
                                                                -----------------------      -----------------------
     Net increase in net assets resulting
       from operations                                                16,673,723                    8,194,737

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                           (751,449)                    (252,709)
     Distributions from net realized gains on
       investment transactions                                       (11,069,678)                      ---

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital     share
transactions (a)                                                      18,066,984                    5,674,686
                                                                -----------------------      -----------------------
         Total increase in net assets                                 22,919,580                  13,616,714

NET ASSETS:
     Beginning of year                                                44,799,189                   31,182,475
                                                                =======================      =======================
     End of year (including undistributed
       net investment income of $ - 0 - and
       $21,325 respectively).                                   $     67,718,769               $   44,799,189
                                                                =======================      =======================

(a)   Transactions in capital stock were as follows:

                                                          Year Ended                               Year Ended
                                                     September 30, 1997                       September 30, 1996

                                                  Shares               Value                Shares               Value
                                              ---------------    -------------------     -------------     -------------------
     Shares sold                                 464,160         $    9,881,155             430,984          $   7,948,298
     Shares issued in reinvestment
       of distributions                          563,824             11,716,467              11,903                233,922
                                              ---------------    -------------------     -------------     -------------------
                                               1,027,984             21,597,622             442,887              8,182,220
     Shares redeemed                            (165,034)            (3,530,638)           (136,267)            (2,507,534)

                                              ---------------    -------------------     -------------     -------------------

     Net increase                                862,950            $18,066,984             306,620          $   5,674,686
                                              ===============    ===================     =============     ===================

                                         See Notes to Financial Statements

                                        STATEMENT OF CHANGES IN NET ASSETS




                                                     THE ELITE
                                                    INCOME FUND
                                         For the Years Ended September 30

                                                                             1997                        1996
                                                                    -----------------------      ---------------------

OPERATIONS:
     Net investment income                                              $        848,036         $       772,576
     Net realized gain (loss)on investment securities                                                    (45,430)
                                                                                   4,750
     Net increase (decrease) in unrealized
       appreciation of investment securities                                     380,175                (265,285)
                                                                    -----------------------      ---------------------
     Net increase in net assets resulting from
        operations                                                             1,232,961                 461,861

NET EQUALIZATION CREDITS (DEBITS) (NOTE 2d)                                       19,511                    (739)

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                   (872,325)               (798,599)
     Distributions from net realized gains on
     investment transactions                                                         ---                 (69,581)

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital
       share transactions (a)                                                  3,313,313                  660,024
                                                                    -----------------------      ---------------------
         Total increase in net assets                                          3,693,460                  252,966

NET ASSETS:
     Beginning of year                                                        12,618,483               12,365,517
                                                                    =======================      =====================
     End of year (including undistributed net
        investment income of $10,816 and $15,594
        respectively).                                                  $     16,311,943           $   12,618,483
                                                                    =======================      =====================

(a)Transactions in capital stock were as follows:

                                                              Year Ended                                Year Ended
                                                           September 30,1997                         September 30,1996
                                                    --------------------------------             --------------------------

                                                  Shares                   Value                Shares               Value
                                              ---------------        ------------------      --------------    ------------------
     Shares sold                                 545,012               $  5,376,650             274,284          $ 2,723,932
     Shares issued in reinvestment
        of  distributions                         85,735                    842,573              85,432              844,750
                                              ---------------        ------------------      --------------    ------------------
                                                 630,747                  6,219,223             359,716            3,568,682
     Shares redeemed                            (296,277)                (2,905,910)           (295,122)          (2,908,658)
                                              ---------------        ------------------      --------------
                                                                                                               ==================
      Net increase                               334,470               $  3,313,313              64,594         $    660,024
                                              ===============        ==================      ==============    ==================

                                         See Notes to Financial Statement

                                               FINANCIAL HIGHLIGHTS


                                                     THE ELITE
                                               GROWTH & INCOME FUND
                                   For a share outstanding throughout each year

                            Years Ended September 30,

                                         1997              1996             1995             1994               1993
                                        -----              ----             ----             ----               ----

Net asset value, beginning of year    $ 20.55            $ 16.64           $ 15.29            $ 14.44            $13.07
                                     ---------------    -------------    --------------    --------------    ---------------
Income from investment operations
  Net investment income                   .29                .11               .18                .11               .10
  Net gains on securities
    (both realized and unrealized)       6.15               3.92              2.52               1.56              1.65
                                     ---------------    -------------    --------------    --------------    ---------------
      Total from investment
       operations                        6.44               4.03              2.70               1.67              1.75
                                     ---------------    -------------    --------------    --------------    ---------------
  Less Distributions
  Dividends from net investment
    income                               (.29)              (.12)             (.18)              (.10)             (.09)
  Distributions from capital gains      (4.45)               ---             (1.17)              (.72)             (.29)
                                     ---------------    -------------    --------------    --------------    ---------------

      Total distributions               (4.74)              (.12)            (1.35)              (.82)             (.38)
                                     ---------------    -------------    --------------    --------------    ---------------

Net asset value, end of year          $  22.25            $ 20.55          $  16.64         $   15.29         $   14.44
                                     ===============    =============    ==============    ==============    ===============

      Total Return                      34.66%             24.26%            19.92%             11.80%            13.54%



Ratios/Supplemental Data
  Net asset value, end of period
     (in 000's)                       $ 67,719             $ 44,799         $31,182            $25,380           $17,989
  Ratio of expenses to average net
     assets                               1.30%*               1.33%           1.42%*             1.42%             1.36%
     to average net assets                1.41%                 .61%           1.18%               .73%              .69%
Portfolio turnover                      115.80%              156.93%         137.56%            153.34%           172.00%

Average Brokerage Commissions         $  .0582                .0600            (1)               (1)                (1)

   *Ratio reflects fees paid through a directed brokerage  arrangement.  Expense
    Ratios for 1994 and 1993 exclude these payments. No fees were paid through a brokerage arrangement for 1996. The expense ratios for 1997 and 1995 after reduction of fees paid through the directed brokerage arrangement were 1.27% and 1.35%, respectively.

   (1)Not required information prior to 1996

                                         See Notes to Financial Statements


                                               FINANCIAL HIGHLIGHTS


                                                     THE ELITE
                                                    INCOME FUND
                                   For a share outstanding throughout each year

                                                            Years Ended September 30,

                                            1997                  1996               1995                1994              1993
                                            ----                  ----               ----                ----              ----

Net asset value, beginning of year    $     9.73             $   10.03            $  9.48             $ 10.61            $10.28
                                      ----------------     --------------    --------------     --------------    ---------------
Income from investment operations
  Net investment income                      .60                   .60                .62                 .61               .59
  Net gain (loss) on securities
  (both realized and unrealized)             .27                  (.23)               .54               (1.03)              .35

                                      ----------------     --------------    --------------     --------------    ---------------

      Total from investment
       operations                            .87                   .37               1.16                (.42)              .94
                                      ----------------     --------------    --------------     --------------    ---------------
  Less Distributions
  Dividends from net investment
  income                                    (.60)                 (.62)              (.61)               (.61)             (.58)
  Distributions from capital gains           ---                  (.05)               ---                (.10)             (.03)
                                      ----------------     --------------    --------------     --------------    ---------------

      Total distributions                   (.60)                 (.67)              (.61)               (.71)             (.61)
                                      ----------------     --------------    --------------     --------------    ---------------

Net asset value, end of year          $    10.00              $   9.73           $  10.03             $   9.48           $  10.61
                                      ================     ==============    ==============     ==============    ===============

      Total Return                          9.20%                 3.79%             12.56%              (4.07%)             9.41%



Ratios/Supplemental Data
  Net asset value, end of year
  (in 000's)                          $   16,312              $ 12,618           $ 12,366             $ 11,505           $  11,751
  Ratio of expenses to average
  net assets                                 .96%                 1.00%             1.12%*                1.11%              1.02%
  Ratio of net investment income
  to average net assets                     6.01%                 6.01%             6.34%                 5.98%              5.66%

Portfolio turnover                         37.60%                43.37%            42.24%                40.88%             73.26%


  * Ratio reflects fees paid though a directed brokerage arrangement. Expense ratios for 1994 and 1993 exclude these payments. No fees were paid through a directed brokerage arrangement for 1997 or 1996. Expense ratio for 1995 after reduction of fees paid through the directed brokerage arrangement was 1.08%

                                         See Notes to Financial Statement




NOTES TO FINANCIAL STATEMENTS
September 30,1997


Note 1 - Organization
         The Elite Growth and Income Fund and The Elite Income Fund (the "Funds") are two series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

Note 2 - Significant Accounting Policies
         The  following  is  a  summary  of  significant   accounting   policies
consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles.

         A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

         B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders.
Therefore no federal income tax provision is required.

         C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.



NOTES TO FINANCIAL STATEMENTS
September 30,1997


         D. Equalization (The Elite income Fund) - The Fund follows the practice known as "equalization" by which a portion of the proceeds from sales and costs of repurchases of shares of the Fund is credited or charged to income on the date of the transaction so that undistributed net income per share is unaffected by shares of the Fund sold or repurchased.

         E. Cash Equivalent - Consists of investment in mutual fund money market accounts.

         F. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.


         G. Use Of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Note 3 - Restricted Securities
         The Funds may invest in restricted securities. Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and as a result are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. There are no unrestricted securities of these issuers. At September 30, 1997, the Elite Growth and Income Fund had investments in restricted securities with the date of acquisition, cost, fair value and percentage of net assets listed below:

                                                  Dates of                                             Percentage of Net
                                                  Acquisition           Cost               Value       Assets
Stocks
     180,000 Atriva Corporation.                  08/29/94               $216,000            $  1,800          .00%
      35,000 Optiva Corporation                   04/25/94                148,750             875,000          1.29%
     135,000 Coffee Station, Inc                  04/16/96                303,750             303,750          .45%
                                                                                                            -------
                                                                   ---------------    ----------------
     Total                                                               $668,500          $1,180,550         1.74%
                                                                   ===============    ================     ============

NOTES TO FINANCIAL STATEMENTS
September 30, 1997


Note 4 - Purchases and Sales of Securities
         For the year ended September 30, 1997, purchases and sales of securities, other than options and short-term notes were as follows:

                                                                  Purchases              Sales
The Elite Growth and Income Fund                                 $66,978,021          $61,817,357
The Elite Income Fund                                            $ 7,959,091          $ 5,081,645

For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                                                          Number of
                                                                          Contracts*               Premiums
Options outstanding at beginning of year                                     615                $    432,848
Options written                                                            8,596                   3,555,945
Options terminated in closing purchase transactions                       (6,061)                 (2,761,835)
Options exercised                                                           (130)                    (99,597)
Options expired                                                             (160)                    (38,699)
                                                                       ===============        ====================
Options outstanding at September 30,1997                                   2,860                $  1,088,662
                                                                       ===============        ====================

         * Each contract represents 100 shares of common stock

Note 5 - Investment Management Fee and Other Transactions with Affiliates
         The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund and The Elite Income Fund, the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8% of 1%, respectively, over $250 million up to $500 million; and 1/2 of 1% over $500 million for each Fund.

         The Manager may voluntary reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimbursements may cease at any time without prior notice.









NOTES TO FINANCIAL STATEMENTS
September 30, 1997



NOTE 6 - Directed Brokerage Arrangement
         In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 1997 were $16,600 for the Elite Growth & Income Fund.


NOTE 7 - Concentration
         Although both of the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods and services, financial intermediaries, and health care goods and services industries. The Elite Income Fund has investments in excess of 10% in electric utilities, gas utilities and financial industries.





                                    PART C


                                THE ELITE GROUP



                                   FORM N-1A
                         Post-Effective Amendment No. 11


                               OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

(a) Financial Statements: Included in Part A: Selected Per Share Data and Ratios for the fiscal years ended September 30, 1988, 1989, 1990, 1991, 1992,1993,
1994, 1995, 1996 and 1997.

(b)   Exhibits

(1) Declaration of Trust - Incorporated by reference Pre-Effective #2 filed 10/23/86.
(2) By Laws - Incorporated by reference as filed 8/19/86, Original Registration Statement
(3)  Not Applicable
(4) Specimen copies of each security issued by Registrant - Incorporated by reference Pre-Effective #2 filed 10/23/86.
(5) Investment Management Agreement - Incorporated by reference Pre-Effective #2 filed 10/23/86.
(6)  Not Applicable
(7)  Not Applicable
(8)  Custodian   Agreement  -  Incorporated  by  reference  as  filed  12/22/87,
     Post-Effective No. 1
(9) Transfer and Dividend Paying Agent Agreement - Incorporated by reference as filed 8/19/86, Original Registration Statement
(10) Opinion of Counsel - Incorporated by reference Pre-Effective #3 filed 11/5/86.
(11) Consent of Auditors - Enclosed
(12) Financial Statements - Annual Audited Report to Shareholders, September 30, 1997 - Incorporated by reference, filed _________________ , 1997
(13) Assurance Letter with respect to Initial Capital -Incorporated by reference as filed 8/19/86, Original Registration Statement
(14) None - Each Fund uses standard Internal Revenue Service approved IRA and SEP-IRA Individual Retirement Account Forms and Simplified Employer Pension Forms.
(15) None - Rule 12b-1 Plan Canceled by Trustees
(16) None - Not Applicable
(17) Financial Data Schedule - Enclosed
(18) Copies of Powers of Attorney - Incorporated by reference as filed November 16, 1992, Post Effective No. 6, and as filed 11/30/90, Post-Effective No.
     4

ITEM 25.    Persons Controlled By or Under Common Control with Registrant

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 26.    Record Holders of Securities
                                                                       Number of
            Title of Class               Date                   Record Holders

      Elite Growth & Income Fund       November 30, 1997          1,475
      Elite Income Fund                November 30, 1997            313

ITEM 27.    Indemnification

Section 5.3 of the Trust's  Declaration of Trust,  attached as Exhibit (b)(1) of
Item 24, provides for indemnification of certain persons acting on behalf of the Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Trust's Declaration of Trust and By-Laws, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Funds would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with operation of the Funds, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 28.  Business and Other Connections of Investment Adviser

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve as Investment Adviser to the Trust.

ITEM 29.  Principal Underwriters

Inapplicable.

ITEM 30.  Location of Accounts and Records

All account books and records not normally held by the Custodian and Transfer Agent are held by the Trust in the care of Richard S. McCormick, 1325 4th Avenue, Suite 2144, Seattle, Washington 98101.

ITEM 31.  Management Services

Inapplicable.

ITEM 32.  Undertakings

Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and further undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement, Post-effective Amendment No. 11, to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the XXst day of December , 1997.

                                         THE ELITE GROUP



                                       By: /s/Richard S.McCormick
                                             Richard S. McCormick
                                                President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement, Post-effective Amendment No. 11, has been signed below by the following persons in the capacities and on the date indicated.


                               Trustee/President
/s/Richard S. McCormick        (Chief Exec. Officer)               12/XX/96
       (Signature)             (Title)                              (Date)


                               Trustee, Treasurer & Secretary
/s/John Meisenbach**           (Chief Financial Officer)           12/XX/96
       (Signature)             (Title)                              (Date)



/s/Morgan J. O'Brien*          Trustee                             12/XX/96
       (Signature)             (Title)                              (Date)



/s/John P. Parker*             Trustee                             12/XX/96
       (Signature)             (Title)                              (Date)



/s/Jack R. Policar*            Trustee                             12/XX/96
       (Signature)             (Title)                              (Date)



 * Signed by Richard McCormick, Power of Atty dated September 18, 1990 ** Signed by Richard McCormick, Power of Atty dated October 30, 1992

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement, Post-Effective Amendment No. 11, to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the day of , 19 .

                                          THE ELITE GROUP



                                       By:
                                          Richard S. McCormick
                                          President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement, Post-effective Amendment No. 11, has been signed below by the following persons in the capacities and on the date indicated.



                                    Trustee/President (Chief Exec. Officer)

       (Signature)                               (Title)             (Date)


                                        Trustee, Treasurer & Secretary
                                              (Chief Financial Officer)

       (Signature)                               (Title)             (Date)



                                                 Trustee
       (Signature)                               (Title)             (Date)



                                                 Trustee
       (Signature)                               (Title)             (Date)



                                                 Trustee
       (Signature)                               (Title)             (Date)

 * Signed by Richard McCormick, Power of Atty dated September 18, 1990 ** Signed by Richard McCormick, Power of Atty dated October 30, 1992

                                   EXHIBITS

                                THE ELITE GROUP

                                   FORM N-1A



                                INDEX OF EXHIBITS
                 (Numbers coincide with Item 24(b) of Form N-1A)



             (11) Consent of Auditors

            (17)  Financial Data Schedule